                               SELECTING QUALITY COMPANIES FOR THE LONG TERM(TM)

                                                        Selected American Shares

                                                         Selected Special Shares

                                            Selected U.S. Government Income Fund

                                                  Selected Daily Government Fund




Selected Funds

Semi-Annual

Report



June 30, 2002


[SELECTED FUNDS LOGO]

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                                TABLE OF CONTENTS

Shareholder Letter...........................................................2


Management's Discussion and Analysis:
     Selected American Shares................................................5
     Selected Special Shares................................................11
     Selected U.S. Government Income Fund...................................13


Schedule of Investments:
     Selected American Shares...............................................18
     Selected Special Shares................................................22
     Selected U.S. Government Income Fund...................................26
     Selected Daily Government Fund.........................................28


Statements of Assets and Liabilities........................................31


Statements of Operations....................................................32


Statements of Changes in Net Assets.........................................33


Notes to Financial Statements...............................................35


Financial Highlights:
     Selected American Shares...............................................40
     Selected Special Shares................................................41
     Selected U.S. Government Income Fund...................................42
     Selected Daily Government Fund.........................................43


Directors and Officers......................................................44



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2949 East Elvira Road, Suite 101
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Dear Fellow Shareholder,

Investors are like sailors on a long voyage. They should want to take that voyage on a well-engineered ship with a captain and crew who follow time-tested principles and have a disciplined decision-making process. Since the ship often will not be able to get to a harbor, it must be capable of riding through the storms that come its way. The captain and crew must try to anticipate these storms and make educated decisions that may not always turn out right but that, on balance, will not put the ship in long-term jeopardy and that will allow for a successful voyage.

Since we know we are on a long voyage and our money is invested side by side with our shareholders, we want to invest for all kinds of economic weather. In our mind, stocks represent real businesses, not simply pieces of paper. To us, the job of investing is to identify good businesses at value prices. Identifying those businesses requires a great deal of research.

FINDING THE RIGHT COMPANIES
A portfolio should be a collection of varied businesses, all selected independently but with certain key characteristics in common. Because we are investing for the long voyage, the first characteristic we look for is staying power. To some extent, this means the company must have size and scale to give it time to act and react. The company should also be geographically diversified, which provides protection in the event of poor economic conditions, a terrorist attack or other problems in a particular area.

Multinational companies, for example, offer both geographic diversification and product diversification and, therefore, staying power. Shelby M.C. Davis was recently in Asia and saw firsthand the broad reach, visibility and strength of multinational financial companies such as AIG and Citigroup.

The second characteristic we want in a business is a disciplined management team that strives to maximize shareholder value, practices financial transparency and conducts itself in an ethical manner.

We also want to think through and understand the economic characteristics of the businesses in which we invest. Is it a high research-based business, which breeds high obsolescence? Does the business promise steady or cyclical growth? Is it capital intensive such as real estate, energy and other businesses that require heavy investment in plant and equipment? Or is it a people and service intensive business such as banks, insurers and other financial companies?

From these different business models, it is important to study the capital inputs needed, the profit margin trends resulting from capital employed and the direction of key measures such as sales growth and return on equity. As an example, what are the company's profit margin and return on equity likely to be in normal times, not booms or busts, and are they likely to rise or fall over time?

Another factor to consider is where the company is in its life cycle of growth. Is it an early stage company where management is forced to pick and choose the right opportunities? Is the company in the expansion stage with a game plan that has been identified and is now being executed? Is the company in the maturing phase where new markets or new products are needed to sustain growth? Or is it in the restructuring phase where management is attempting to raise subpar returns by closing facilities, laying off workers and taking other cost-cutting measures.


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DETERMINING THE RIGHT PRICE
After studying the business, the next step is to rationally determine a conservative value for that business. No investment is attractive at any price, and sometimes after careful research an investment may not be worth buying no matter how low the price.

There is no single measure that determines the attractiveness of a stock. It is not necessarily its price to earnings ratio, price to sales ratio, price to cash earnings, or its dividend yield, if any. This is an art rather than a science, but some discipline should be brought to process, with the recognition that over time certain industries have historically maintained better valuations than others.

For example, orders can rise and fall dramatically for companies on the production side of the economy. Thus, highly cyclical industries such as autos, steel and metals have tended to have not only highly variable earnings records but also rather poor returns. On the other hand, the consumer side of the economy has evidenced more stability. The consumer represents approximately two-thirds of the economy and typically consumer disposable income does not vary radically. As a result, companies such as food, beverage, utility, drug and financial companies have tended to have better valuations.

At our firm we try to blend growth and value because we are more comfortable owning good businesses in the lower valuation ranges. That is the heart of our all-weather investment approach.

We also diversify our portfolios by industry, company and geographic region, and we are always mindful of financial strength. In addition, we try to have a mix of investments in different stages of maturation. That way we do not have to make a decision on whether to stay in or get out of the whole portfolio but only on small pieces of it at any one time.

COMMITTED TO EQUITIES FOR THE LONG TERM
There seems to be a general feeling today that a buy and hold strategy is no longer appropriate, but we do not agree. We define buy and hold as staying in the market, and we are committed to remaining invested in equities for the long voyage.

One reason for our commitment is that the U.S. economic system works remarkably well. We have a rule of law and a system of incentives so that winners get rewarded and losers punished. We have flexibility to change and move resources where they are needed. We have political stability.

Looking ahead, however, we must recognize that America is probably a more attractive terrorist target than many other countries. This potential terrorist threat combined with our very large trade deficit could at some point result in decreased foreign investment as foreign investors diversify their money away from this country.

Thus, a good case can be made for diversifying around the world, and that is another argument for owning multinational companies. Multinationals are currently out of favor because they are big and somewhat hard to manage since something always seems to be going wrong somewhere in the world. However, it can be easier and safer to diversify internationally in this way than to try to pick individual companies within different countries where you face additional political, business and currency risks.



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The big multinationals have facilities in place in many countries and are managed by locals, which gives them definite advantages over companies that are not there. While there will always be places in turmoil around the world due to political unrest, business concerns or currency problems, diversification among many countries through multinationals spreads the risk.

Among financial services companies, AIG, Citigroup, American Express and Morgan Stanley stand out as multinational franchises that have established strong footholds in international markets. In the consumer sector are multinationals such as Philip Morris and Diageo. In pharmaceuticals, the big drug companies are all multinationals.

The point of investing is to put money to work today in order to get more back tomorrow. We are trying to build a sturdy ship capable of successfully sailing a long voyage with an experienced crew and a cargo that includes a mix of industries and companies all selected for their value. Of course, we cannot know exactly how successful our trip will be. However, we believe that following our investment discipline day after day should help assure that our cargo will grow in value as our voyage proceeds.(1)

Sincerely,





/s/ James J. McMonagle                     /s/ Shelby M. C. Davis
----------------------                     ----------------------
James J. McMonagle                         Shelby M. C. Davis
Chairman                                   Senior Research Advisor

August 5, 2002

















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MANAGEMENT'S DISCUSSION AND ANALYSIS

SELECTED AMERICAN SHARES

PERFORMANCE OVERVIEW

Selected American Shares delivered a total return of (10.65)% for the six-month period and (14.59)% for the one-year period ended June 30, 2002.(2) Over the same time periods, the Standard & Poor's 500(R) Index returned (13.16)% and (17.99)%, respectively.(3) From May 1, 1993 through June 30, 2002, the period of time that Davis Selected Advisers, L.P. has managed Selected American Shares, the Fund provided an average annual return of 13.34% versus a return of 11.32% for the S&P 500(R) Index.

According to Morningstar, "....We believe [Chris] Davis and [Ken] Feinberg are some of the best fundamental investors around. They know how to make sense of the footnotes in a company's financials, to grill management for details, and to build a sensible estimate of a company's fair value. They talk with competitors and customers, too, and they've done a fine job of it....Proof of the managers'
skill is in the fund's long-term record. Its annualized returns for the trailing five years are running 1.8 percentage points ahead of the S&P 500's and top 80% of its peers."(4)

AN INTERVIEW WITH CHRISTOPHER C. DAVIS AND KENNETH CHARLES FEINBERG, PORTFOLIO MANAGERS

Q. How would you characterize the Fund's performance in the past year?

A. In managing Selected American Shares, my partner Ken and I and our entire team come to work every day with the objective of beating the S&P 500(R) Index over a long period of time. We believe that if we succeed in doing so over the course of our careers, we will have served our shareholders well as this benchmark has historically done better than 80-85% of active managers.

In the last 12 months, the market was down almost 18% and Selected American Shares was down almost 15%. But the word "down" is significant and should not be passed over lightly. Implicit in our goal of beating the S&P 500(R) Index is our assumption that the S&P 500(R) Index will produce respectable absolute returns over long periods of time. This assumption is based on the fact that the market reflects the capitalized value of the earnings of corporate America. In every decade of the last century these earnings have made progress as companies have grown. While high valuations make a return to the heady days of the bull market very unlikely, it would be difficult to make a case for negative absolute returns for the stock market over any prolonged period of time.(1)

Nevertheless, the current bear market will cause many to doubt the wisdom of investing in equities. We are now well into our third year of this bear market with the S&P 500(R) Index trading roughly where it did five years ago and down more than 40% from its peak of 1,500 in March 2000. The more speculative NASDAQ Composite Index3 has actually fallen at an average annual rate of 33% since January 2000 and is down more than 70% from its peak of 5,000 in March 2000.




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MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

AN INTERVIEW WITH CHRISTOPHER C. DAVIS AND KENNETH CHARLES FEINBERG, PORTFOLIO MANAGERS - CONTINUED

Neither Ken nor I have any idea what the market will do over the next few years but common sense tells us that the opportunities are greater and the risks lower now than they were several years ago. In my last letter, I explained this counterintuitive point by drawing an analogy to flying, which we all feel is much riskier than it was before the horrific events of September 11th. Yet, on reflection, it is clear that air travel before that day was far riskier--we were just ignorant of the risk we were taking. After that day, air travel became far safer because our knowledge of the risk drove increased security. Similarly, investing today feels far riskier than it did before we ever heard the terms "irrational exuberance", "Internet bubble" or "Enron." But clearly investing--and especially speculating--then was far riskier than most people realized. Today, you can buy the same collection of business and the same stream of future cash flows at one-third off. This does not mean that these businesses are a bargain but only that they are necessarily a better buy today then they were then.

Despite our inability to predict when the bottom will come, we are certain that the time of greatest opportunity will coincide with the time of greatest pessimism just as the time of greatest danger coincided with the euphoria of new-era optimism. It is amazing to go back and read the articles that declared the death of the old economy but actually marked the end of the bull market. These articles were simply the mirror image of the articles that announced "The Death of Equities" in 1981 but coincided with the beginning of the biggest bull market of the century. Both extreme views were equally wrong. As my father Shelby Davis has often pointed out, success in investing requires being neither optimistic nor pessimistic--but realistic.

Q. Could you discuss some of the current factors impacting the market and the portfolio?

A. Any reflection on the market over the last six months must begin with the outrageous corporate scandals that we read about every day in the newspaper. How can we not be disgusted by the self-dealing and obscene compensation of managements and the willful ignorance (at best) of those entrusted to represent the shareholders, namely the directors and the "independent" auditors?

But the market has a way of correcting itself. Although I expect that there is still more to come, it is already clear that the scandals themselves should ultimately lead to better governance and disclosure. It is also striking that though the magnitude of the scandals was perhaps unpredictable, the causes were evident years ago. In our annual report from July 2000, Ken and I noted that "Wall Street has come to place such a premium on consistent results that increasingly corporate America is torturing accounting policies to create the illusion of predictability and consistency in short quarterly periods. As a result, earnings are frequently not what they seem, and reported results often include nonrecurring items such as a favorable change in pension fund assumptions, gains on sales of operations or securities, expense reductions from previously incurred restructuring charges and other financial gimmicks....While we hope not to own many of the most flagrant offenders in Selected American Shares, we would expect that over the next several years the newspapers will be full of companies forced to come clean when their bag of accounting tricks is empty."


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MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

AN INTERVIEW WITH CHRISTOPHER C. DAVIS AND KENNETH CHARLES FEINBERG, PORTFOLIO MANAGERS - CONTINUED

When I review our actions since then, it is clear that while we did some things well, we could have been even more attentive to our own warning. On the positive side, our focus on what we call "owner earnings" as opposed to reported GAAP earnings or, worse yet, "pro forma earnings" or EBITDA (which one wag defined as "Earnings Before I Tricked the Dumb Auditors") drove a number of important decisions over the past several years that proved wise, notably our significant sales of IBM(5) and Intel. To be clear, these sales did not reflect any concerns about the integrity of management at these first-class companies, but simply the fact that the reported earnings included many nonrecurring items that we determined to be unsustainable.

Although we consciously decided not to invest in a number of companies such as Enron, WorldCom and Qwest based on our study of their financial statements, we did own one company that has featured prominently in this year's headlines and warrants some further comment, particularly as it was a large holding.

We purchased the bulk of our Tyco position during a widely publicized SEC investigation in 1999. The SEC's inquiry focused on whether Tyco had taken inappropriately large charges to set up reserves during acquisitions and then reversed these charges in future periods to inflate earnings. We poured over the financial statements before and after each of the company's major acquisitions, concluded that the accounting seemed appropriate and added significantly to our position. A few weeks later, the SEC reached the same conclusion, requesting only that the company shift two pennies of earnings from one quarter into another. Since then, there have been no further SEC inquiries into Tyco's accounting for acquisitions that we know of.

In the ensuing two years, Tyco accelerated its pace of acquisitions and significantly increased the company's leverage, particularly its short-term debt. Furthermore, a close reading of the 10-K for Tyco's fiscal year ended September 2001 indicated more aggressive (but not illegal) accounting policies than we had previously seen. These changes caused us to lower our estimate of the company's intrinsic value. As a result, we sold roughly a quarter of our position at $42 per share. The subsequently released annual proxy statement contained several other changes that led us to sell another 18% at $30 per share. Although many things have happened since then, most notably the indictment of the company's now former CEO on charges of sales tax evasion, Tyco's operating businesses have continued to generate cash. Although often compared to Enron, Tyco is dramatically different in this fact, as Enron generated virtually no cash. Furthermore, the customers who buy products from Tyco's medical division (formerly US Surgical and several other smaller companies), its security division (formerly ADT), its electronics division (formerly AMP and several other companies) or its plastics division will do so regardless of the parent company's financial or regulatory issues. Conversely, Enron's business was based on long-term trading, which requires at least an investment-grade rating. As a result, for Tyco, unlike Enron, the perception of financial strength is not a prerequisite for doing business.

Recognizing the substantial nature of Tyco's underlying businesses, we have chosen to hold onto our remaining shares and in fact recently bought back at $15 per share some of the shares we previously sold. Tyco currently represents 1.8% of our assets and we will continue to monitor it closely. Please know that in our valuation model we are taking into account the possibility that both revenue and margins have been significantly overstated although there is not yet hard evidence that this has been the case.



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MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

AN INTERVIEW WITH CHRISTOPHER C. DAVIS AND KENNETH CHARLES FEINBERG, PORTFOLIO MANAGERS - CONTINUED

Looking back, it appears to us that the crisis at Tyco was not caused by fraudulent accounting or even by the malfeasance of the CEO, but by plain, old-fashioned leverage. The company's reliance on short-term funding made it vulnerable to changes in perception despite the reasonable strength of its underlying businesses. We were mistaken in not recognizing this vulnerability sooner.

Our research process did help us significantly in the pharmaceutical area during the last six months when we identified some potential issues at two of our large holdings. Factors that included poor capital allocation, disappointing performance of some new products, questionable inventory management, a weaker new product pipeline and inevitable, but not looming, patent expirations for several key blockbuster products caused us to lower our assessment of the intrinsic value for both Merck and Bristol-Myers. As a result, we sold a significant portion of our holding in Merck and virtually all of our Bristol-Myers at prices well above where they now trade. Importantly, at lower prices we may revisit these companies and have in fact repurchased some of the Bristol-Myers at prices 40-60% below the price at which we had sold.

Q. How is the portfolio currently positioned?

A. In general, the holdings in our portfolio fall into three categories.

First, we own a number of world-class companies that are in steady businesses with strong balance sheets and leadership positions. Such holdings include the world's largest spirits company, Diageo, which owns brands such as Johnny Walker, Smirnoff, Guinness and many others; pharmaceutical leader Eli Lilly; global insurance giant American International Group; United Parcel Service; and Berkshire Hathaway. It is worth mentioning that many of these companies will tend to benefit from a weaker dollar, which is a likely scenario as foreign investors question the strength of our economy, lose confidence in our bookkeeping and react to the risks inherent in our war on terrorism.

Second, we own and are always looking for new investments in areas marked by controversy. In past letters, I have referred to this as being "long headline risk," a phrase that I borrowed from the great investor Bill Miller of Legg Mason. Often when companies or industries are in the headlines the investment opportunity is greatest. Our purchase of Citigroup and a number of other banks during the real estate crisis of the early '90s is a good example of this. In today's environment, there is certainly no shortage of controversy. In addition to Tyco and Bristol-Myers discussed above, our holdings in Philip Morris, Sealed Air and Citigroup would fall into this category. As you might expect, we are actively studying companies in industries such as telecom, energy and cable but have not yet made any substantial investments.

Third, we own a number of companies that we describe as "out of the spotlight." In some instances, a company's relatively low profile results from its modest size or dull-sounding business, as is the case with Golden West Financial, a savings and loan; Transatlantic Holdings, a reinsurer; and Vulcan Materials and Martin Marietta Materials, both aggregates companies. In this post-bubble period, such companies are a reminder that excitement is no substitute for profitability. In other instances, a company might not be so well known because it is not based in the United States, as is the case with Lloyd's TSB Group in the United Kingdom and Julius Baer Holdings in Switzerland.

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MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

AN INTERVIEW WITH CHRISTOPHER C. DAVIS AND KENNETH CHARLES FEINBERG, PORTFOLIO MANAGERS - CONTINUED

Q. What are other issues that investors should be thinking about in these uncertain times?

A. As I said in the beginning, Ken and I and our team come to work everyday with the goal of beating the S&P 500(R) Index and we (and my father before us) have done so--not only since our firm started managing large cap mutual funds in 1969, and in the last one-, three-, five- and 10-year periods, but in every rolling 10-year period since 1969. (We have been managing Selected American Shares since 1993.)(6)

Although we are proud of this performance, several important new studies have made me realize that for our shareholders, our success in beating the S&P 500(R) Index is only part of the story. I have mentioned this fact in the past but I believe that it bears repeating in these difficult times. To understand why, we must make a distinction between a fund's performance and the performance of the investors in that fund. This distinction can be seen most dramatically in the Dalbar study that I first mentioned several years ago. This study reported that in the 17 years between 1984-2000, the average stock fund compounded at 14.0% while the typical mutual fund investor earned only 5.3%.(7) This staggering investor underperformance was also reflected in a recent study that Jason Zweig reported in the June 2002 issue of Money showing that between 1998-2001, the average fund generated a 5.7% annualized total return while the average fund investor earned just 1.0%.

A lot of ink has been devoted to analyzing fund underperformance relative to the S&P 500(R) Index. The culprits usually include high expenses and high turnover. But it is amazing how little has been written about the self-inflicted nature of investor underperformance.

Put simply, people chase hot funds. They sell out of funds that have suffered a few poor years and buy into funds that have enjoyed a few great years just as these hot funds enter the doldrums and the cycle repeats. On average, investors now hold their funds for less than three years.(7)

What investors fail to recognize is that short periods of underperformance are inevitable in building an outstanding long-term track record. Cambridge Associates reports that over the last 10 years, 98% of the top-ranked managers performed poorly during at least one three-year period. Bob Kirby, former chairman of Capital Guardian Trust Company, one of the great firms in our industry, said in a speech some years ago: "The basic question facing us is whether it's possible for a superior investment manager to underperform the market for three years in a row. The assumption widely held is `no.' And yet, if you look at the records, it's not only possible, it's inevitable."

Unfortunately, after three years of underperformance, both institutional and individual investors lose confidence in their money managers and switch to others with good recent three-year records. The result is the whipsawing of investment returns.




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MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

AN INTERVIEW WITH CHRISTOPHER C. DAVIS AND KENNETH CHARLES FEINBERG, PORTFOLIO MANAGERS - CONTINUED

This tendency to be whipsawed is exacerbated by investors' love affair with the segmenting of funds into smaller and smaller categories. Fund performance is then judged relative to some sub-segment of the fund universe (mid cap value blend, for example) rather than against the S&P 500(R) Index, the Russell 1000 Index(R)(3) or some other major benchmark. The general result of this benchmark shifting is a lowering of performance standards, which many funds like for promotional purposes. However, the real loser is the investor.

According to the Mutual Funds Quarterly Review published by The Wall Street Journal in January 2002, for the last five years the average growth fund compounded at 8.15% while the average value fund compounded at 8.45%, a minor difference. Over the same five-year period, the S&P 500(R) Index compounded at 10.70%, outperforming both growth and value. (For the record, Selected American Shares returned 13.27% during this period.)(8)

The distinction that investors make between growth funds and value funds is an example of unnecessary categorization. This false distinction not only leads investors to imagine that they have achieved a level of diversification by dividing their portfolios into these separate styles, but it also lowers the benchmark against which managers are judged, allowing many to overlook the fact that they are lagging the major indexes.

To make matters worse, in an effort to avoid accusations of "style drift," many fund managers refuse to look at whole segments of the market. Recognizing that stocks are ownership interests in businesses, it is obvious that value can only be determined by projecting the future cash that a business will generate. The cash produced by a technology firm is no more or less valuable than the cash produced by a brick company--it is all green! And yet, as different industries swing in and out of favor, investors run to buy funds that specialize in whatever industry is hot. As is often the case, Warren Buffett, chairman of Berkshire Hathaway, said it best: "Market commentators and investment managers who glibly refer to `growth' and `value' styles as contrasting approaches to investment are displaying their ignorance, not their sophistication. Growth is simply a component--usually a plus, sometimes a minus--in the value equation."

So it seems a number of factors have conspired to hurt investor returns over a long period of time. First, most active managers underperform the S&P 500(R) Index. Traditionally, this underperformance has been traced to high expenses and high turnover. To these, I would add a new adherence to style purity that prevents managers from looking at whole areas of the market that fall outside some arbitrarily set definition of growth or value. Second, and more damaging, returns have been hurt by the shortening of holding periods as investors chase performance. Although largely self-inflicted, this impatience has been aided and abetted by increasing categorization, shifting benchmarks and a lot of hype.

In these days of complex jargon, a term like "all-weather" sounds old-fashioned. But this is the best way I can think of to describe our approach. While this approach means that we will not be optimized to any one part of an investment cycle (I know for example that in the next three years we will be beaten by either aggressive growth funds or deep value funds--I am just not sure which), it allows us to stay focused on our goal of beating the S&P 500(R) Index over the long term. The rest is up to our investors.



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MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

AN INTERVIEW WITH CHRISTOPHER C. DAVIS AND KENNETH CHARLES FEINBERG, PORTFOLIO MANAGERS - CONTINUED

Q. Any other thoughts?

A. Since our beginning, we have been clear that we serve as stewards of our customers' savings. As such, we have always done our best to represent our shareholders' interest in voting proxies and addressing governance issues within our own company and the companies in which we invest. In the past, we have done so in the background, quietly meeting with corporate managers and directors when necessary or speaking with other large shareholders to increase our influence. Ken and I now feel that a more active stance is required. We are particularly focused on the issue of executive compensation and stock options, which in some ways is the root cause of many of today's scandals. I will update you in future letters as to our progress on this front.

Finally, I must thank the team of analysts with whom Ken and I are fortunate to work: Dwight Blazin, Charles Cavanaugh, Danton Goei, Adam Seessel, Chip Tucker, and Kent Whitaker. In addition to integrity and intelligence, this group shares a sense of commitment, responsibility, determination and decency that is rare in this industry. I am proud to have such colleagues and expect that much of our future success will stem from their efforts.(1)

SELECTED SPECIAL SHARES

PERFORMANCE OVERVIEW

Selected Special Shares generated a total return of (7.14)% for the six-month period and (13.84)% for the one-year period ended June 30, 2002.(2) Over the same time periods, the Standard & Poor's 500 Index returned (13.16)% and (17.99)%, respectively.(3)

According to Morningstar, "If you're aiming for mid-cap exposure from one fund, this fund could be your answer. This fund has it all: Able stock-pickers, a small asset base that leaves room to grow, and shareholder-friendly management. The fund is managed by the same group that has done an excellent job of running the large-cap Selected American. The only difference in management is that the analysts have more authority here....With meaningful exposure to financials, technology, health care, and services, the fund can serve as an investor's sole mid-cap holding. It's not often you get exclusive treatment from such a good team, but investors have yet to discover this fund....Over the years, Davis
Selected Advisers, L.P. has provided very stable management and shied away from investment fads. In short, we like this fund as a long-term holding."(9)

SELECTED FUNDS
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706

-------------------------------------------------------------------------------

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

AN INTERVIEW WITH THE RESEARCH TEAM

Q. Could you provide some perspective on the Fund's performance over the past year?

A. "Many shall fall that now are in honor." The Roman poet Horace wrote this over 2,000 years ago and it has been cited by great investors ever since, particularly in bear markets. Today we are again seeing once honorable companies--and leaders of those companies--fall from grace. Many companies that were high flyers just two to three years ago have fallen 85-90% or more. One reason the Fund has outperformed the S&P 500(R) Index, the benchmark against which we judge ourselves, is because the team managing the Fund studied and elected not to invest in many of the companies that have fallen. Specifically, the research team spent a great deal of time looking at companies such as WorldCom, Williams, Qwest, AES, Dynegy and Calpine as their capitalizations sank into the mid cap range, which is this Fund's emphasis. We chose to pass on each of these companies because the valuation was not attractive or we did not trust the company's management or financial statements. The Fund has benefited from these decisions as each has continued to drop in price.

Through our price discipline, we seek to avoid the calamitous losses that can occur in a bear market when high-multiple stocks fall from favor. We never lose sight of the fact that our firm's 33-year track record has been built as much by avoiding the big losers as by picking winners.(10)

Unfortunately, not all of our decisions turned out so well. Perhaps our biggest mistake was our purchase of the cable company Adelphia(5) in the first half of 2002. At the time we invested, the price of the stock had fallen substantially and we thought the valuation was compelling. However, we misjudged how corrupt the management team was and the extent to which value could be destroyed by corrupt management. We try very hard not to let negative news in the press affect our decision to sell specific investments. Frequently, negative news creates a buying opportunity. In this case, however, our complete loss of confidence in Adelphia's management team caused us to sell all our shares in the company, which has subsequently filed for bankruptcy.

Certain other holdings have also been disappointing, but we do not regard them as mistakes. The pipeline company Kinder Morgan, for example, has been hurt by the sell-off in Dynegy, Williams and other energy traders. We feel some investors may be tarring Kinder Morgan with the same brush. As another example, Eli Lilly's shares have declined as manufacturing glitches have delayed the launch of a new drug and sales of another new drug have not met expectations. We regard these developments as short-term business setbacks and continue to have confidence in Lilly's long-term prospects.

Often, the strength of a company's competitive advantage is tested during a downturn in the economy. Some of our best performers in the first half of 2002 are companies that we consider to have strong advantages relative to their competition. Their performance during this economic downturn has proven us right--at least so far. These companies include: Sigma-Aldrich, a specialty chemical company; Golden West Financial, a mortgage lender; Moody's, the rating agency; and Anthem, a managed health care company that owns Blue Cross and Blue Shield franchises. These companies are each up 15-30% so far this year compared with the market that is down 13%.

SELECTED FUNDS
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706

--------------------------------------------------------------------------------

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

AN INTERVIEW WITH THE RESEARCH TEAM - CONTINUED

Q. Are there any issues you are particularly focusing on in analyzing companies today?

A. Given the wave of scandals in corporate America, we are looking harder than ever for evidence of poor or unethical management. Poor or unethical management is so easy to see after the house of cards starts tumbling down, but more difficult to spot prospectively. We have found that companies do not go corrupt overnight; they usually start misrepresenting the business in small ways at first, typically in an attempt to meet expectations that they themselves have created. As time passes, the small misrepresentations turn into bigger misrepresentations and the pattern is set for an eventual collapse. From an investor's standpoint, once poor management becomes obvious, it is too late. The team at Davis Selected Advisers, L.P. is therefore spending a great deal of time and effort looking for those early clues that might indicate a company is starting down the path of deception. The clues reside in the details, so we are actively combing through the details in the 10-Ks, 10-Qs and other disclosure documents in an attempt to spot the early evidence of deception. We feel this attention to detail will pay off.

Although we are actively attempting to avoid the big mistake, we also do not want to forget the other half of Horace's quote, which is also quoted by great investors: "Many shall be restored that now are fallen." A second area of focus for us has been sifting through the fallen companies in an attempt to find solid companies at value prices. We know it is often painful for investors to go through a bear market. We also know, however, that the market has a tendency to overreact, taking the prices of great companies down along with all the others. There is no better time to pick up companies with great competitive advantages at reasonable prices. Chris Davis' grandfather, Shelby Cullom Davis, once said that you make most of your money in bear markets, you just do not realize it at the time. This is because you are able to buy great companies with franchises and competitive advantages at value prices. So, we are looking for these opportunities knowing that our success in buying good companies during this bear market will have a big influence on our record over the next three to five years.

We believe that our team approach is a great strength in building wealth over the long term. Each analyst on the research team has unique strengths and a deep understanding of specific sectors. We use this understanding to build our own competitive advantage--superior knowledge about the companies we follow and their place in the industry in which they compete. As a result, we believe we should be able to more easily and accurately identify opportunities this bear market provides us--and that's exactly what we are working very hard to do.(1)

SELECTED U.S. GOVERNMENT INCOME FUND

PERFORMANCE OVERVIEW

The Selected U.S. Government Income Fund provided a total return of 3.38% for the six-month period and 7.52% for the one-year period ended June 30, 2002.(2) Over the same time periods, the Fund's benchmark, the Lehman Brothers Intermediate Term U.S. Treasury Securities Index, returned 3.28% and 8.13%, respectively.(3)

SELECTED FUNDS
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706

-------------------------------------------------------------------------------

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

AN INTERVIEW WITH CRESTON A. KING, PORTFOLIO MANAGER

Q. What key factors influenced the performance of the bond market over the last year?

A. The basic questions confronting investors over the past year have been whether the economy is in recession or not and then whether a recovery is underway or not. This uncertainty has created substantial volatility, not only in the equity market but in the fixed-income market as well. As an example, yields on two-year Treasury securities have historically been considered a good gauge of economic direction, with declining yields signaling expectations of a weakening economy and rising yields expectations of a strengthening economy. Looking at the last 12 months, two-year Treasury yields fell from a high of around 4.20% in July 2001 to a low of around 2.30% in November 2001 and then turned back up, rising to around 3.70% in April 2002 before sliding back to around 2.70% in early July 2002.

Continued concerns about accounting scandals, corporate earnings and job security as well as worries about potential terrorists attacks in the United States and political turmoil abroad have shaken investors' confidence. The bond market has benefited, outperforming stocks, as investors sought alternatives for protecting their money in an uncertain environment.

Q. How are you managing the Fund in this environment?

A. The Fund's largest allocation continues to be to mortgage securities(5), which provide a slightly higher yield than U.S. Treasuries. While there is an increased risk of mortgage prepayments as interest rates decline, so far this year mortgages have outperformed other fixed income securities. The Fund's second highest allocation is to agency securities, which also yield more than Treasuries and have outperformed Treasuries this year.

Specifically, the Fund is invested 41% in mortgages, 34% in agencies, 10% in U.S. Treasuries and 15% in cash equivalents. This large cash position reflects new inflows of cash from investors and our decision not to immediately invest this money because of our cautious attitude toward the fixed-income market.

For now, the Federal Reserve Board seems to be holding monetary policy steady, but as the economy recovers the Fed will eventually need to tighten or raise interest rates, meaning bond prices will fall. Moreover, with bonds approaching their lows in terms of yield and therefore their highs in terms of price, the market can be expected to turn in the opposite direction at some point as stocks become relatively cheaper than bonds, leading investors to shift money out of bonds and into stocks.

To position the Fund for a more bearish bond market going forward, we have also shortened somewhat the duration and maturity of the Fund's holdings. At midyear, the weighted average maturity of the portfolio was 3.27 years and its weighted average duration was 2.86 years. If interest rates rise and bond prices decline, the Fund should not be hurt as badly as a fund that holds longer-term securities.

Q. Could you elaborate on the Fund's overall investment approach?

A. Our policy is to invest exclusively in U.S. government securities to avoid the greater risk associated with owning corporate bonds. We also emphasize intermediate-term securities in an effort to smooth out performance and provide stability in a variety of market climates.

SELECTED FUNDS
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706

-------------------------------------------------------------------------------

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

AN INTERVIEW WITH CRESTON A. KING, PORTFOLIO MANAGER - CONTINUED

The Fund combines fundamental research with a disciplined program of risk control and duration management to seek above-market returns. We buy securities based on their price, coupon and yield spreads relative to other securities. We include Treasuries for their impeccable credit quality and buy government mortgage-backed and agency-backed securities when they offer adequate premiums to compensate for their additional risk. We also assess the short- and long-term interest rate environment to properly position the portfolio along the yield curve.

Q. Why should investors choose a government bond fund?

A. A government bond fund can provide a strong foundation for any long-term investment plan. The Selected U.S. Government Income Fund offers potentially higher monthly income than most short-term investments and can be an excellent means of balancing equity holdings with fixed-income securities of the highest credit quality.(1)

-------------------------------------

This Semi-Annual Report is authorized for use by existing shareholders. Prospective shareholders must receive a current Selected Funds prospectus, which contains more information about risks, fees and expenses. Please read the prospectus carefully before investing or sending money.

(1) Selected Funds investment professionals make candid statements and observations regarding individual companies and economic and market conditions. However, there is no guarantee that these statements, opinions or forecasts will prove to be correct. All investments involve some degree of risk, and there can be no assurance that the Selected Funds' investment strategies will be successful. Prices of shares will vary so that, when redeemed, an investor's shares could be worth more or less than their original cost.

James J. McMonagle and Shelby M.C. Davis candidly discuss a number of individual companies. These companies are used to illustrate specific points and are not represented as being currently included in the investment portfolio of any specific Selected Fund.

The information provided in this report should not be considered a recommendation to purchase or sell any particular security.

(2) Total return assumes reinvestment of dividends and capital gain distributions. Past performance is not a guarantee of future results. Investment return and principal value will vary so that, when redeemed, an investor's shares may be worth more or less than when purchased. The following table lists the average annual total returns for the periods ended June 30, 2002.

--------------------------------------- ------------ ------------- -------------
FUND NAME                                 1 YEAR       5 YEARS       10 YEARS
--------------------------------------- ------------ ------------- -------------
Selected American Shares                 (14.59)%       6.72%          13.00%
--------------------------------------- ------------ ------------- -------------
Selected Special Shares                  (13.84)%       5.58%          10.23%
--------------------------------------- ------------ ------------- -------------
Selected U.S. Government Income            7.52%        5.61%           5.83%
--------------------------------------- ------------ ------------- -------------

SELECTED FUNDS
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706

--------------------------------------------------------------------------------

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

(3) The definitions of indices quoted in this annual report appear below. Investments cannot be made directly in either of these indices:

I. The S&P 500(R) Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The index is adjusted for dividends, weighted towards stocks with large market capitalizations, and represents approximately two-thirds of the total market value of all domestic common stocks.

II. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index. The Index is value weighted and includes only common stocks belonging to corporations domiciled in the US and its territories. It serves three mains purposes: to act as a performance standard for active managers, to serve as a proxy for asset allocation purposes, and to become a purchasable and replicable vehicle for passive investment strategy.

III. The Lehman Brothers Intermediate Term U.S. Treasury Securities Index is a recognized unmanaged index of U.S. Government Securities performance.

IV. NASDAQ Composite Index measures all NASDAQ domestic and non-U.S. based common stocks listed on The NASDAQ Stock Market. The index is market-valued weighted. This means that each company's security affects the Index in proportion to its market value. The market value, the last sale price multiplied by total shares outstanding, is calculated throughout the trading day, and is related to the total value of the Index.

(4) Source: Morningstar Mutual Fund Reports, February 19, 2002.

(5) See each Fund's Schedule of Investments for a detailed list of portfolio holdings.

(6) Davis Selected Advisers, L.P. assumed management of the Selected Funds in 1993. Davis Advisor's rolling 10-year record was computed using the Davis Large Cap Value Composite. The average annual total return earned by Davis Large Cap Value Composite (net of management fees) was compared against the return earned by the S&P 500(R) Index for rolling 10-year time periods ended December 31 of each year. The Composites returns assume an investment in the Composite on January 1 each year, with all dividends and capital gains reinvested for a 10-year period. The Composite's returns are presented net of advisory fees but do not include other expenses, such as custody or sales loads on mutual fund shares included in the Composite.

Past Performance is not a guarantee of future results. There can be no guarantee that Davis Selected Advisers, L.P. Large Cap Value Style will continue to deliver consistent investment performance. The performance presented includes periods of bear markets when performance was negative. Equity markets are volatile, investors may suffer losses, and there can be no guarantee that an investor will earn a profit. Investment return and principal value will vary so that, when sold, an investment may be worth more or less than when purchased. Fund performance changes over time, and current performance may be higher or lower than stated. For more current information, please call Selected Funds Shareholder Services at 1-800-243-1575.

SELECTED FUNDS
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706

-------------------------------------------------------------------------------

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

Davis Selected Advisers, L.P.' Large Capitalization Value Composite includes all actual, fee-paying, discretionary Large Cap Value investing style institutional accounts and mutual funds under management for each investment period from January 1, 1970, through December 31, 2001, including those accounts no longer managed. Effective January 1, 1998, a minimum account size of $3,500,000 was established. Accounts below this minimum are deemed not to be representative of the Composite's intended strategy and as such are not included in the Composite. A time-weighted internal rate of return formula is used to calculate performance for the accounts included in the Composite. For mutual funds, the Composite uses the returns calculated by the mutual funds, sales charges are not reflected. The rate of return formula used by wrap-fee style accounts is calculated based on the actual wrap fee charged by the wrap account sponsor for all account services, including advisory fees. Performance results reflect the deduction of investment advisory fees and are inclusive of cash. A list of Davis Selected Advisers, L.P.' Composites is available upon request. Total return assumes reinvestment of dividends and capital gains and does not take taxes into account.

(7) The negative effects of actively trading mutual funds were researched by Dalbar, a Boston based financial research firm that is independent from the Davis Funds. The original Dalbar report covered the time periods from 1984 through 1998 and was published in the March 2000 issue of Mutual Funds Magazine. The Dalbar report was updated through 2000 using information from Lipper, Inc. The fact that buy-and-hold has been a successful strategy in the past does not guarantee that it will continue to be successful in the future.

(8) The Wall Street Journal article reported on the five year period from January 1, 1997 through December 31, 2001. For the five year period from July 1, 1997 through June 30, 2002 Lipper, Inc. reported that the average large cap value fund earned an average of 3.30%. The average large cap growth fund earned an average of 0.68% and the S&P 500(R) Index earned an average of 3.66%. Selected American Shares earned an average of 6.72% over the same time period.

(9) Source: Morningstar Mutual Fund Reports, April 28, 2002.

(10) Using the Davis Investment Philosophy, Davis equity funds attempt to manage risk by adherence to a strict price discipline. Davis equity funds seek to purchase growing companies at value prices. Equity markets are volatile and there can be no assurance that investors will earn a profit. The Funds' net asset value per share will fluctuate and an investor in the Funds may lose money.

Shares of the Selected Funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency and involve investment risks, including possible loss of the principal amount invested.

SELECTED FUNDS
SCHEDULE OF INVESTMENTS
SELECTED AMERICAN SHARES, INC.
JUNE 30, 2002 (Unaudited)

                                                                                                              VALUE
SHARES                                           SECURITY                                                    (NOTE 1)
-----------------------------------------------------------------------------------------------------------------------
COMMON STOCK - (89.93%)

   BANKS AND SAVINGS & LOAN ASSOCIATIONS - (9.45%)
     2,307,000      Bank One Corp. ..................................................................... $   88,773,360
     1,819,800      Golden West Financial Corp. ........................................................    125,165,844
     5,895,645      Lloyds TSB Group PLC................................................................     58,696,853
        20,000      M&T Bank Corp. .....................................................................      1,715,200
     3,696,560      Wells Fargo & Co. ..................................................................    185,049,793
                                                                                                         --------------
                                                                                                            459,401,050
                                                                                                         --------------
   BUILDING MATERIALS - (3.43%)
       258,400      American Standard Cos. Inc.*........................................................     19,405,840
       930,600      Martin Marietta Materials, Inc. ....................................................     36,293,400
     2,603,910      Masco Corp. ........................................................................     70,592,000
       924,100      Vulcan Materials Co. ...............................................................     40,475,580
                                                                                                         --------------
                                                                                                            166,766,820
                                                                                                         --------------
   CONSUMER PRODUCTS - (5.45%)
     6,062,500      Philip Morris Cos. Inc. ............................................................    264,810,000
                                                                                                         --------------
   DIVERSIFIED MANUFACTURING - (5.05%)
     1,606,600      Dover Corp. ........................................................................     56,231,000
       793,000      3M Co. .............................................................................     97,539,000
     6,804,764      Tyco International Ltd. ............................................................     91,932,362
                                                                                                         --------------
                                                                                                            245,702,362
                                                                                                         --------------
   ELECTRONICS - (0.29%)
    10,192,500      Agere Systems Inc., Class A*........................................................     14,269,500
                                                                                                         --------------
   ENERGY - (5.47%)
       400,000      Conoco Inc. ........................................................................     11,120,000
     1,860,421      Devon Energy Corp. .................................................................     91,681,547
     1,313,100      EOG Resources, Inc. ................................................................     52,130,070
     1,883,000      Phillips Petroleum Co. .............................................................    110,871,040
                                                                                                         --------------
                                                                                                            265,802,657
                                                                                                         --------------
   FINANCIAL SERVICES - (18.06%)
     8,807,800      American Express Co. ...............................................................    319,899,296
     4,204,189      Citigroup Inc. .....................................................................    162,912,324
     1,241,000      Dun & Bradstreet Corp.*.............................................................     41,015,050
     4,002,100      Household International, Inc. ......................................................    198,904,370
     1,213,400      Loews Corp. ........................................................................     64,298,066
     1,358,800      Moody's Corp. ......................................................................     67,600,300
     1,957,400      Providian Financial Corp.* .........................................................     11,509,512
       166,010      Takefuji Corp. .....................................................................     11,536,840
                                                                                                         --------------
                                                                                                            877,675,758
                                                                                                         --------------
  FOOD/BEVERAGE & RESTAURANT - (3.14%)
     6,652,897      Diageo PLC..........................................................................     86,421,283
       402,400      Hershey Foods Corp. ................................................................     25,150,000

SELECTED FUNDS
SCHEDULE OF INVESTMENTS
SELECTED AMERICAN SHARES, INC. - CONTINUED
JUNE 30, 2002 (Unaudited)

                                                                                                              VALUE
SHARES                                           SECURITY                                                    (NOTE 1)
-----------------------------------------------------------------------------------------------------------------------
COMMON STOCK -- CONTINUED
   FOOD/BEVERAGE & RESTAURANT - CONTINUED
     1,000,000      Kraft Foods Inc., Class A........................................................... $   40,950,000
                                                                                                         --------------
                                                                                                            152,521,283
                                                                                                         --------------
   HOTELS - (0.77%)
       988,700      Marriott International, Inc., Class A...............................................     37,620,035
                                                                                                         --------------
   INDUSTRIAL - (2.36%)
     2,851,700      Sealed Air Corp.*...................................................................    114,837,959
                                                                                                         --------------
   INFORMATION/INFORMATION PROCESSING - (0.37%)
     1,000,000      IMS Health Inc. ....................................................................     17,950,000
                                                                                                         --------------
   INSURANCE BROKERS - (1.22%)
     2,012,700      Aon Corp. .........................................................................      59,334,396
                                                                                                        ---------------
   INVESTMENT FIRMS - (3.41%)
       271,935      Julius Baer Holding Ltd., Class B...................................................     77,943,153
     1,489,864      Morgan Stanley......................................................................     64,183,341
     1,299,800      Stilwell Financial, Inc. ...........................................................     23,656,360
                                                                                                         --------------
                                                                                                            165,782,854
                                                                                                         --------------
   LIFE INSURANCE - (0.60%)
       658,000      Principal Financial Group, Inc.*....................................................     20,398,000
       400,000      Sun Life Financial Services of Canada Inc. .........................................      8,744,000
                                                                                                         --------------
                                                                                                             29,142,000
                                                                                                         --------------
   MEDIA - (1.10%)
       806,655      Lagardere S.C.A. ...................................................................     34,859,821
     2,195,400      WPP Group PLC.......................................................................     18,543,587
                                                                                                         --------------
                                                                                                             53,403,408
                                                                                                         --------------
   MULTI-LINE INSURANCE - (3.66%)
     2,604,325      American International Group, Inc. .................................................    177,693,095
                                                                                                         --------------
   PHARMACEUTICAL AND HEALTH CARE - (4.16%)
     1,360,800      Bristol-Myers Squibb Co. ...........................................................     34,972,560
     1,485,000      Eli Lilly and Co. ..................................................................     83,754,000
     1,257,600      Merck & Co., Inc. ..................................................................     63,684,864
       533,900      Pharmacia Corp. ....................................................................     19,994,555
                                                                                                         --------------
                                                                                                            202,405,979
                                                                                                         --------------
   PIPELINES - (0.80%)
     1,027,300      Kinder Morgan, Inc. ................................................................     39,057,946
                                                                                                         --------------
   PROPERTY/CASUALTY INSURANCE - (4.62%)
         1,754      Berkshire Hathaway Inc., Class A*...................................................    117,167,200
            16      Berkshire Hathaway Inc., Class B*...................................................         35,744
       288,400      Chubb Corp. ........................................................................     20,418,720
        20,000      Markel Corp.*.......................................................................      3,940,000

SELECTED FUNDS
SCHEDULE OF INVESTMENTS
SELECTED AMERICAN SHARES, INC. - CONTINUED
JUNE 30, 2002 (Unaudited)

                                                                                                              VALUE
SHARES/PRINCIPAL                                 SECURITY                                                    (NOTE 1)
-----------------------------------------------------------------------------------------------------------------------
COMMON STOCK -- CONTINUED
   PROPERTY/CASUALTY INSURANCE - CONTINUED
     1,438,200      Progressive Corp. (Ohio)........................................................... $    83,199,870
                                                                                                        ---------------
                                                                                                            224,761,534
                                                                                                        ---------------
   PUBLISHING - (0.76%)
       483,300      Gannett Co., Inc. .................................................................      36,682,470
                                                                                                        ---------------
   REAL ESTATE - (1.89%)
        77,000      Avalonbay Communities, Inc. .......................................................       3,595,900
     1,521,194      Centerpoint Properties Trust (c)...................................................      88,244,464
                                                                                                        ---------------
                                                                                                             91,840,364
                                                                                                        ---------------
   REINSURANCE - (1.91%)
     1,158,300      Transatlantic Holdings, Inc. ......................................................      92,664,000
                                                                                                        ---------------
   RETAILING - (5.39%)
       492,400      Albertson's, Inc. .................................................................      14,998,504
     3,537,000      Costco Wholesale Corp.*............................................................     136,563,570
       450,000      J. C. Penney Co., Inc. ............................................................       9,909,000
     1,340,000      RadioShack Corp. ..................................................................      40,280,400
     2,063,000      Safeway Inc.*......................................................................      60,218,970
                                                                                                        ---------------
                                                                                                            261,970,444
                                                                                                        ---------------
   TECHNOLOGY - (2.26%)
     1,317,100      BMC Software, Inc.*................................................................      21,863,860
     1,620,100      Lexmark International, Inc.*.......................................................      88,133,440
                                                                                                        ---------------
                                                                                                            109,997,300
                                                                                                        ---------------
   TELECOMMUNICATIONS - (0.70%)
     5,522,300      Tellabs, Inc.*.....................................................................      34,183,037
                                                                                                        ---------------
   TRANSPORTATION - (3.61%)
     2,840,500      United Parcel Service, Inc., Class B...............................................     175,400,875
                                                                                                        ---------------


                           Total Common Stock - (identified cost $3,982,976,198).......................   4,371,677,126
                                                                                                        ---------------

CORPORATE BONDS - (0.43%)
$    1,500,000      Tyco International Group, SA, 6.25%, 6/15/03.......................................       1,305,360
     6,075,000      Tyco International Group, SA, 4.95%, 8/1/03........................................       5,224,986
     4,505,000      Tyco International Group, SA, 5.875%, 11/1/04......................................       3,642,707
     1,500,000      Tyco International Group, SA, 6.375%, 6/15/05......................................       1,229,970
     5,000,000      Tyco International Group, SA, Conv. Notes, Zero Cpn., 2/12/21 (b)..................       3,475,000
    10,000,000      Tyco International Ltd., Conv. Notes, Zero Cpn., 11/17/20 (b)......................       5,787,500
                                                                                                        ---------------


                           Total Corporate Bonds - (identified cost $21,084,010).......................      20,665,523
                                                                                                        ---------------

SELECTED FUNDS
SCHEDULE OF INVESTMENTS
SELECTED AMERICAN SHARES, INC. - CONTINUED
JUNE 30, 2002 (Unaudited)

                                                                                                           VALUE
PRINCIPAL                                        SECURITY                                                 (NOTE 1)
------------------------------------------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS - (9.87%)

$ 479,598,000     Nomura Securities International, Inc. Repurchase Agreement, 1.98%,
                        07/01/02, dated 06/28/02, repurchase value of $479,677,134
                        (collateralized by: U.S. Government obligations in a pooled cash account,
                        total market value $489,189,960) - (identified cost $479,598,000)............  $    479,598,000
                                                                                                       ----------------


                        Total Investments - (100.23%) - (identified cost $4,483,658,208) - (a).......     4,871,940,649
                        Liabilities Less Other Assets - (0.23%)......................................       (10,948,102)
                                                                                                       ----------------
                             Net Assets - (100%).....................................................  $  4,860,992,547
                                                                                                       ================
*Non-Income Producing Security.

(a) Aggregate cost for Federal Income Tax purposes is $4,483,658,208.  At June 30, 2002, unrealized appreciation (depreciation) of securities for Federal Income Tax purposes is as follows:

                        Unrealized appreciation......................................................  $  1,059,875,782
                        Unrealized depreciation......................................................      (671,593,341)
                                                                                                       ----------------
                             Net unrealized appreciation.............................................  $    388,282,441
                                                                                                       ================

(b) As of June 30, 2002 zero coupon bonds represented $9,262,500 or 0.19% of the Fund's net assets. Because zero coupon bonds pay no interest and compound semi-annually at the fixed rate at the time of reissuance, their value is generally more volatile than the value of other debt securities.

(c) Affiliated company. Represents ownership of at least 5% of the voting securities of the issuer and is an affiliate, as defined in the Investment Company Act of 1940, at or during the six months ended June 30, 2002. The aggregate fair value of the securities of affiliated companies held by the Fund as of June 30, 2002 amounts to $88,244,464.

Transactions during the period in which the issuers were affiliates are as follows:

                              Shares                   Gross            Gross            Shares            Dividend
Security                      December 31, 2001        Additions        Reductions       June 30, 2002      Income
--------                      -----------------        ---------        ----------       -------------      ------
Centerpoint Properties Trust      1,521,194                -                 -             1,521,194      $1,756,979



SEE NOTES TO FINANCIAL STATEMENTS

SELECTED FUNDS
SCHEDULE OF INVESTMENTS
SELECTED SPECIAL SHARES, INC.
JUNE 30, 2002 (Unaudited)

                                                                                                             VALUE
SHARES                                           SECURITY                                                   (NOTE 1)
-----------------------------------------------------------------------------------------------------------------------
COMMON STOCK - (98.86%)

   BANKS AND SAVINGS & LOAN ASSOCIATIONS - (4.16%)
        18,000      Bank One Corp. .....................................................................  $     692,640
        32,000      Golden West Financial Corp. ........................................................      2,200,960
                                                                                                          -------------
                                                                                                              2,893,600
                                                                                                          -------------
   BUILDING MATERIALS - (2.03%)
        11,000      American Standard Cos. Inc.*........................................................        826,100
        15,000      Martin Marietta Materials, Inc. ....................................................        585,000
                                                                                                          -------------
                                                                                                              1,411,100
                                                                                                          -------------
   CHEMICALS - (2.45%)
        34,000      Sigma-Aldrich Corp. ................................................................      1,705,100
                                                                                                          -------------
   COMMERCIAL SERVICES - (1.14%)
        58,000      ServiceMaster Co. ..................................................................        795,760
                                                                                                          -------------
   CONSULTING SERVICES - (0.92%)
        43,000      KPMG Consulting Inc.*...............................................................        638,550
                                                                                                          -------------
   CONSUMER PRODUCTS - (2.92%)
        36,700      Wm. Wrigley Jr. Co. ................................................................      2,031,345
                                                                                                          -------------
   DISTRIBUTORS - (7.07%)
        85,000      Aramark Corp., Class B*.............................................................      2,125,000
        30,000      Cardinal Health, Inc. ..............................................................      1,842,300
        66,500      Panamerican Beverages, Inc., Class A................................................        947,625
                                                                                                          -------------
                                                                                                              4,914,925
                                                                                                          -------------
   DIVERSIFIED - (0.26%)
         3,400      Groupe Bruxelles Lambert S.A. ......................................................        177,297
                                                                                                          -------------
   ELECTRONICS - (3.06%)
       342,000      Agere Systems Inc., Class A*........................................................        478,800
        34,000      Agilent Technologies, Inc.*.........................................................        804,100
        17,695      Molex Inc., Class A.................................................................        484,135
        27,500      Taiwan Semiconductor Manufacturing Co. Ltd., ADR*...................................        357,500
                                                                                                          -------------
                                                                                                              2,124,535
                                                                                                          -------------
   EMPLOYEE STAFFING - (1.68%)
        50,000      Robert Half International Inc.*.....................................................      1,165,000
                                                                                                          -------------
   ENERGY - (5.64%)
         5,600      Dominion Resources, Inc. ...........................................................        370,720
        25,700      EOG Resources, Inc. ................................................................      1,020,290
        20,200      Phillips Petroleum Co. .............................................................      1,189,376
        52,000      Premcor Inc.*.......................................................................      1,337,440
                                                                                                          -------------
                                                                                                              3,917,826
                                                                                                          -------------
   ENTERTAINMENT - (0.27%)
        16,000      Metro-Goldwyn-Mayer Inc. *..........................................................        187,200
                                                                                                          -------------

SELECTED FUNDS
SCHEDULE OF INVESTMENTS
SELECTED SPECIAL SHARES, INC. - CONTINUED
JUNE 30, 2002 (Unaudited)

                                                                                                              VALUE
SHARES                                           SECURITY                                                    (NOTE 1)
-----------------------------------------------------------------------------------------------------------------------
COMMON STOCK - CONTINUED

   FINANCIAL SERVICES - (11.04%)
        50,000      BlackRock, Inc.*....................................................................  $   2,215,000
       108,000      Charles Schwab Corp. ...............................................................      1,209,600
        17,400      Dun & Bradstreet Corp.*.............................................................        575,070
        13,000      Household International, Inc. ......................................................        646,100
        34,400      Moody's Corp. ......................................................................      1,711,400
        30,000      Northern Trust Corp. ...............................................................      1,321,500
                                                                                                          -------------
                                                                                                              7,678,670
                                                                                                          -------------
   FOOD/BEVERAGE & RESTAURANT - (1.09%)
        14,700      Diageo PLC, ADR.....................................................................        759,255
                                                                                                          -------------
   HOTELS & MOTELS - (1.42%)
        26,000      Marriott International, Inc., Class A...............................................        989,300
                                                                                                          -------------
   INDUSTRIAL - (2.09%)
        36,000      Sealed Air Corp.*...................................................................      1,449,720
                                                                                                          -------------
   INFORMATION/INFORMATION PROCESSING - (8.42%)
        72,400      DST Systems, Inc.*..................................................................      3,309,404
        34,400      Equifax Inc. .......................................................................        928,800
        50,800      IMS Health Inc. ....................................................................        911,860
        22,437      Paychex, Inc. ......................................................................        701,829
                                                                                                          -------------
                                                                                                              5,851,893
                                                                                                          -------------
   INVESTMENT FIRMS - (1.57%)
           500      Julius Baer Holding Ltd., Class B ..................................................        143,312
        52,000      Stilwell Financial, Inc. ...........................................................        946,400
                                                                                                          -------------
                                                                                                              1,089,712
                                                                                                          -------------
   LIFE INSURANCE - (1.40%)
        30,500      AFLAC Inc. .........................................................................        976,000
                                                                                                          -------------
   MANUFACTURING - (0.77%)
        43,000      Fiat S.p.A. ........................................................................        538,742
                                                                                                          -------------
   MEDIA - (6.44%)
        40,000      Belo Corp., Class A.................................................................        904,400
        12,300      E.W. Scripps Co., Class A...........................................................        947,100
        26,600      Lagardere S.C.A. ...................................................................      1,149,527
        13,300      LIN TV Corp., Class A*..............................................................        359,632
        34,200      TV Azteca, S.A. de C.V., ADR........................................................        232,902
        20,000      WPP Group PLC, ADR..................................................................        881,600
                                                                                                          -------------
                                                                                                              4,475,161
                                                                                                          -------------
   MEDICAL INSTRUMENTS - (2.28%)
        77,000      Apogent Technologies Inc.*..........................................................      1,583,890
                                                                                                          -------------

SELECTED FUNDS
SCHEDULE OF INVESTMENTS
SELECTED SPECIAL SHARES, INC. - CONTINUED
JUNE 30, 2002 (Unaudited)


                                                                                                              VALUE
SHARES                                           SECURITY                                                    (NOTE 1)
-----------------------------------------------------------------------------------------------------------------------
COMMON STOCK - CONTINUED

   PHARMACEUTICAL AND HEALTH CARE - (5.49%)
        19,000      Anthem, Inc.*.......................................................................  $   1,282,120
        42,300      Bristol-Myers Squibb Co. ...........................................................      1,087,110
        25,700      Eli Lilly and Co. ..................................................................      1,449,480
                                                                                                          -------------
                                                                                                              3,818,710
                                                                                                          -------------
   PIPELINES - (2.01%)
        36,700      Kinder Morgan, Inc. ................................................................      1,395,334
                                                                                                          -------------
   PROPERTY/CASUALTY INSURANCE - (2.35%)
        22,000      Cincinnati Financial Corp. .........................................................      1,023,660
        13,000      FPIC Insurance Group, Inc.*.........................................................        195,910
         2,100      Markel Corp.*.......................................................................        413,700
                                                                                                          -------------
                                                                                                              1,633,270
                                                                                                          -------------
   RACE TRACKS - (2.43%)
        15,000      International Speedway Corp., Class A...............................................        601,350
        42,700      Speedway Motorsports, Inc.*.........................................................      1,085,861
                                                                                                          -------------
                                                                                                              1,687,211
                                                                                                          -------------
   REINSURANCE - (4.79%)
        15,400      Everest Re Group, Ltd. .............................................................        861,630
        30,900      Transatlantic Holdings, Inc. .......................................................      2,472,000
                                                                                                          -------------
                                                                                                              3,333,630
                                                                                                          -------------
   RETAILING - (7.78%)
        37,000      Duane Reade Inc.*...................................................................      1,259,850
       100,000      Tiffany & Co. ......................................................................      3,520,000
       108,000      Trans World Entertainment Corp.*....................................................        630,720
                                                                                                          -------------
                                                                                                              5,410,570
                                                                                                          -------------
   TECHNOLOGY - (3.47%)
         7,700      Advent Software, Inc.*..............................................................        197,813
         7,400      Apple Computer, Inc.*...............................................................        131,054
        53,000      BMC Software, Inc.*.................................................................        879,800
        10,000      Lexmark International, Inc.*........................................................        544,000
        20,000      Symantec Corp.*.....................................................................        657,000
                                                                                                          -------------
                                                                                                              2,409,667
                                                                                                          -------------
   TELECOMMUNICATIONS - (2.42%)
        65,000      AT&T Wireless Services Inc.*........................................................        380,250
       318,000      Covad Communications Group, Inc.*...................................................        372,060
        20,000      IDT Corp.*..........................................................................        338,400
        18,500      Motorola, Inc. .....................................................................        266,770
        53,000      Tellabs, Inc.*......................................................................        328,070
                                                                                                          -------------
                                                                                                              1,685,550
                                                                                                          -------------

                           Total Common Stock - (identified cost $61,501,105)...........................     68,728,523
                                                                                                          -------------

SELECTED FUNDS
SCHEDULE OF INVESTMENTS
SELECTED SPECIAL SHARES, INC. - CONTINUED
JUNE 30, 2002 (Unaudited)

                                                                                                              VALUE
PRINCIPAL                                        SECURITY                                                    (NOTE 1)
-----------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS - (0.76%)

$      575,000      Amazon.com, Inc., Sr. Notes, 0%/10%, 05/01/08 (b) - (identified cost $432,179)......  $     526,125
                                                                                                          -------------


SHORT TERM INVESTMENTS - (1.13%)

       788,000      Nomura Securities International, Inc. Repurchase Agreement, 1.98%,
                        07/01/02, dated 06/28/02, repurchase value of $788,130
                        (collateralized by: U.S. Government obligations in a pooled cash account,
                        total market value $803,760) - (identified cost $788,000).......................        788,000
                                                                                                          -------------

                         Total Investments - (100.75%) - (identified cost $62,721,284) - (a)...........      70,042,648
                         Liabilities Less Other Assets - (0.75%)........................................       (518,080)
                                                                                                          -------------
                               Net Assets - (100%)......................................................  $  69,524,568
                                                                                                          =============
*Non-Income Producing Security.

(a) Aggregate cost for Federal Income Tax purposes is $62,721,284. At June 30,
2002, unrealized appreciation (depreciation) of securities for Federal Income
Tax purposes is as follows:

                        Unrealized appreciation.........................................................  $  14,568,243
                        Unrealized depreciation.........................................................     (7,246,879)
                                                                                                          -------------
                               Net unrealized appreciation .............................................  $   7,321,364
                                                                                                          =============

(b)  Represents  a step  bond:  a zero  coupon  bond  that  converts  to a fixed  or  variable  interest  rate at a designated future date.











SEE NOTES TO FINANCIAL STATEMENTS

SELECTED FUNDS
SCHEDULE OF INVESTMENTS
SELECTED CAPITAL PRESERVATION TRUST -
   SELECTED U.S. GOVERNMENT INCOME FUND
JUNE 30, 2002 (Unaudited)

                                                                                                             VALUE
PRINCIPAL                                        SECURITY                                                   (NOTE 1)
-----------------------------------------------------------------------------------------------------------------------
MORTGAGES - (40.88%)

   FANNIE MAE POOLS - (24.34%)
$      213,629      6.50%, 05/01/31, Pool No. 578867....................................................  $     218,326
       395,616      7.00%, 03/01/32, Pool No. 628815....................................................        410,306
       428,546      7.50%, 03/01/32, Pool No. 545546....................................................        450,256
                                                                                                          -------------
                           Total FNMA - (identified cost $1,062,023)....................................      1,078,888
                                                                                                          -------------

   FREDDIE MAC POOLS - (5.59%)
      234,915       7.00%, 12/01/15, Pool No. D9-1178 - (identified cost $235,900)......................        247,981
                                                                                                          -------------

   GOVERNMENT NATIONAL MORTGAGE ASSOCIATION POOLS - (10.95%)
         5,206      6.75%, 09/20/23, Pool No. 008299 (b)................................................          5,364
         6,533      5.375%, 01/20/24, Pool No. 008360 (b)...............................................          6,674
       250,675      6.50%, 04/20/31, Pool No. 003068....................................................        256,348
       208,801      7.00%, 05/20/31, Pool No. 003081...................................................         216,865
                                                                                                          -------------
                           Total GNMA - (identified cost $472,950)......................................        485,251
                                                                                                          -------------

                           Total Mortgages - (identified cost $1,770,873)...............................      1,812,120
                                                                                                          -------------

U.S. TREASURY BONDS - (4.83%)
       100,000      7.25%, 05/15/16.....................................................................        117,847
        75,000      8.125%, 08/15/19....................................................................         96,056
                                                                                                          -------------
                           Total U.S. Treasury Bonds - (identified cost $201,556).......................        213,903
                                                                                                          -------------

U.S. TREASURY NOTES - (4.83%)
       200,000      5.75%, 08/15/10 - (identified cost $199,649)........................................        214,008
                                                                                                          -------------

GOVERNMENT AGENCY NOTES - (33.97%)
       200,000      Fannie Mae, 6.50%, 08/15/04.........................................................        213,562
       250,000      Fannie Mae, 5.25%, 04/15/07.........................................................        258,695
       100,000      Fannie Mae, 6.00%, 01/18/12.........................................................        100,801
       200,000      Federal Home Loan Bank, 4.875%, 08/15/05............................................        206,572
       200,000      Freddie Mac, 5.00%, 05/15/04........................................................        207,228
       150,000      Freddie Mac, 6.875%, 09/15/10.......................................................        166,454
       350,000      Freddie Mac, 6.00%, 05/25/12........................................................        352,471
                                                                                                          -------------
                           Total Government Agency Notes - (identified cost $1,477,252).................      1,505,783
                                                                                                          -------------

SELECTED FUNDS
SCHEDULE OF INVESTMENTS
SELECTED CAPITAL PRESERVATION TRUST -
   SELECTED U.S. GOVERNMENT INCOME FUND - CONTINUED
JUNE 30, 2002 (Unaudited)


                                                                                                              VALUE
PRINCIPAL                                        SECURITY                                                    (NOTE 1)
-----------------------------------------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS - (13.92%)

$      617,000      Nomura Securities International, Inc. Repurchase Agreement, 1.98%,
                        07/01/02, dated 06/28/02, repurchase value of $617,102
                        (collateralized by: U.S. Government obligations in a pooled cash account,
                        total market value $629,340)  - (identified cost $617,000)......................  $     617,000
                                                                                                          -------------


                        Total Investments - (98.43%) - (identified cost $4,266,330) - (a)...............      4,362,814
                        Other Assets Less Liabilities - (1.57%).........................................         69,450
                                                                                                          -------------
                             Net Assets - (100%)........................................................  $   4,432,264
                                                                                                          =============


(a) Aggregate cost for Federal Income Tax purposes is $4,266,330. At June 30,
2002, unrealized appreciation (depreciation) of securities for Federal Income
Tax purposes is as follows:

                        Unrealized appreciation.........................................................  $      96,484
                        Unrealized depreciation.........................................................           -
                                                                                                          -------------
                             Net unrealized appreciation................................................  $      96,484
                                                                                                          =============

(b) The interest rates on floating rate securities, shown as of June 30, 2002, may change monthly or less frequently and are based on indices of market interest rates.




















SEE NOTES TO FINANCIAL STATEMENTS

SELECTED FUNDS
SCHEDULE OF INVESTMENTS
SELECTED CAPITAL PRESERVATION TRUST -
   SELECTED DAILY GOVERNMENT FUND
JUNE 30, 2002 (Unaudited)

                                                                                                              VALUE
PRINCIPAL                                                                                                    (NOTE 1)
-----------------------------------------------------------------------------------------------------------------------
FANNIE MAE - (25.16%)
$    358,000        Zero Cpn., 07/12/02 Discount Note................................................... $      357,806
      50,000        6.23%, 07/18/02.....................................................................         50,075
   2,000,000        1.698%, 07/23/02 (b)................................................................      1,999,997
   1,050,000        6.24%, 07/29/02.....................................................................      1,052,067
     500,000        6.75%, 08/15/02.....................................................................        502,895
      30,000        6.23%, 08/28/02.....................................................................         30,202
   5,000,000        1.69%, 10/07/02 (b).................................................................      4,999,336
     150,000        6.13%, 10/07/02.....................................................................        151,621
      50,000        6.06%, 10/08/02.....................................................................         50,485
     300,000        6.375%, 10/15/02....................................................................        303,608
      50,000        5.95%, 10/16/02.....................................................................         50,508
      40,000        6.08%, 10/23/02.....................................................................         40,450
      25,000        6.21%, 10/28/02.....................................................................         25,311
   2,000,000        1.693%, 11/04/02 (b)................................................................      1,999,685
      50,000        6.00%, 11/04/02.....................................................................         50,648
      75,000        5.89%, 11/06/02.....................................................................         75,960
      50,000        5.98%, 11/12/02.....................................................................         50,686
     570,000        7.05%, 11/12/02.....................................................................        579,824
     855,000        6.25%, 11/15/02.....................................................................        867,823
   5,500,000        1.719%, 11/29/02 (b)................................................................      5,499,710
   2,000,000        1.724%, 12/05/02 (b)................................................................      1,999,741
     500,000        6.30%, 12/13/02.....................................................................        508,836
   4,685,000        6.80%, 01/10/03.....................................................................      4,786,315
     100,000        5.25%, 01/15/03.....................................................................        101,741
   2,200,000        5.75%, 04/15/03.....................................................................      2,257,079
                                                                                                         --------------

                      Total Fannie Mae - (identified cost $28,392,409) .................................     28,392,409
                                                                                                         --------------

FEDERAL FARM CREDIT BANK - (5.91%)
   5,000,000        Zero Cpn., 07/02/02 Discount Note...................................................      4,999,764
      30,000        5.20%, 07/19/02.....................................................................         30,041
      25,000        5.64%, 09/03/02.....................................................................         25,146
      25,000        6.35%, 09/03/02.....................................................................         25,117
   1,080,000        6.75%, 09/03/02.....................................................................      1,088,685
     500,000        6.32%, 09/09/02.....................................................................        504,065
                                                                                                         --------------

                      Total Federal Farm Credit Bank - (identified cost $6,672,818).....................      6,672,818
                                                                                                         --------------

FEDERAL HOME LOAN BANK - (19.81%)
   5,000,000        Zero Cpn., 07/03/02 Discount Note...................................................      4,999,530
      45,000        6.29%, 07/03/02.....................................................................         45,007

SELECTED FUNDS
SCHEDULE OF INVESTMENTS
SELECTED CAPITAL PRESERVATION TRUST -
   SELECTED DAILY GOVERNMENT FUND   - CONTINUED
JUNE 30, 2002 (Unaudited)

                                                                                                             VALUE
PRINCIPAL                                                                                                   (NOTE 1)
-----------------------------------------------------------------------------------------------------------------------
FEDERAL HOME LOAN BANK - CONTINUED
$    250,000        6.08%, 07/08/02..................................................................... $      250,198
     100,000        6.20%, 07/12/02.....................................................................        100,130
   3,150,000        6.875%, 07/18/02....................................................................      3,155,799
     100,000        3.75%, 07/30/02.....................................................................        100,127
      25,000        6.17%, 07/30/02.....................................................................         25,075
     500,000        3.50%, 08/06/02.....................................................................        500,829
     190,000        5.36%, 08/09/02.....................................................................        190,688
   2,460,000        6.00%, 08/15/02.....................................................................      2,472,424
     455,000        6.75%, 08/15/02.....................................................................        457,762
   1,000,000        6.585%, 08/23/02....................................................................      1,006,713
   1,000,000        5.77%, 08/28/02.....................................................................      1,006,152
      50,000        6.65%, 09/13/02.....................................................................         50,437
     250,000        5.80%, 09/18/02.....................................................................        252,127
     100,000        6.155%, 09/26/02....................................................................        100,901
     200,000        6.32%, 10/10/02.....................................................................        202,332
      25,000        6.16%, 10/17/02.....................................................................         25,235
     500,000        6.425%, 11/05/02....................................................................        506,744
     455,000        6.25%, 11/15/02.....................................................................        461,840
      15,000        5.50%, 11/19/02.....................................................................         15,175
      50,000        5.19%, 11/20/02.....................................................................         50,529
   1,105,000        5.625%, 11/20/02....................................................................      1,120,344
     250,000        6.17%, 11/20/02.....................................................................        253,879
      25,000        5.985%, 11/26/02....................................................................         25,355
     250,000        5.975%, 12/11/02....................................................................        254,205
   1,000,000        6.305%, 12/23/02....................................................................      1,019,482
   1,000,000        6.32%, 12/24/02.....................................................................      1,020,313
      40,000        6.20%, 12/30/02.....................................................................         40,766
     100,000        6.30%, 12/30/02.....................................................................        102,152
     200,000        5.50%, 01/21/03.....................................................................        203,492
     200,000        1.693%, 01/23/03 (b)................................................................        199,937
      10,000        7.00%, 02/14/03.....................................................................         10,277
     100,000        5.725%, 03/25/03....................................................................        102,520
      25,000        4.50%, 04/25/03.....................................................................         25,387
   2,000,000        2.67%, 06/13/03.....................................................................      2,002,761
                                                                                                         --------------

                      Total Federal Home Loan Bank - (identified cost $22,356,624)......................     22,356,624
                                                                                                         --------------

FREDDIE MAC - (19.28%)
  10,000,000        Zero Cpn., 07/01/02 Discount Note...................................................     10,000,000
   1,000,000        Zero Cpn., 08/15/02.................................................................        995,803
   2,000,000        Zero Cpn., 09/11/02 Discount Note...................................................      1,989,680
     100,000        6.77%, 09/15/02.....................................................................        100,898

SELECTED FUNDS
SCHEDULE OF INVESTMENTS
SELECTED CAPITAL PRESERVATION TRUST -
   SELECTED DAILY GOVERNMENT FUND   - CONTINUED
JUNE 30, 2002 (Unaudited)

                                                                                                             VALUE
PRINCIPAL                                                                                                   (NOTE 1)
-----------------------------------------------------------------------------------------------------------------------
FREDDIE MAC - CONTINUED
$  2,500,000        Zero Cpn., 09/18/02 Discount Note................................................... $    2,489,357
   1,550,000        Zero Cpn., 09/25/02 Discount Note...................................................      1,542,298
   1,000,000        Zero Cpn., 09/30/02 Discount Note...................................................        994,742
     100,000        Zero Cpn., 10/10/02 Discount Note...................................................         99,467
   2,635,000        6.25%, 10/15/02.....................................................................      2,665,613
     250,000        6.235%, 10/28/02....................................................................        252,934
     140,000        6.34%, 11/12/02.....................................................................        142,013
      40,000        7.125%, 11/18/02....................................................................         40,708
     391,000        Zero Cpn., 12/05/02 Discount Note...................................................        387,811
      50,000        7.00%, 02/15/03.....................................................................         51,384
                                                                                                         --------------

                      Total Freddie Mac - (identified cost $21,752,708).................................     21,752,708
                                                                                                         --------------

SALLIE MAE - (8.86%)
   2,000,000        1.772%, 07/18/02 (b)................................................................      1,999,972
   3,000,000        2.232%, 10/18/02 (b)................................................................      3,004,050
   5,000,000        1.752%, 03/25/03 (b)................................................................      4,999,634
                                                                                                         --------------

                      Total Sallie Mae - (identified cost $10,003,656)..................................     10,003,656
                                                                                                         --------------


REPURCHASE AGREEMENTS - (20.58%)
   23,229,000       Nomura Securities International, Inc. Repurchase Agreement  1.98%,
                        07/01/02, dated 06/28/02, repurchase value of $23,232,833
                        (collateralized by: U.S. Government obligations in a pooled cash account,
                        total market value $23,693,580) - (identified cost $23,229,000).................     23,229,000
                                                                                                         --------------


                         Total Investments - (99.60%) - (identified cost $112,407,215) - (a)............    112,407,215
                         Other Assets Less Liabilities- (0.40%).........................................        453,980
                                                                                                         --------------
                             Net Assets - (100%)........................................................ $  112,861,195
                                                                                                         ==============

(a)   Aggregate cost for Federal Income Tax purposes is $112,407,215.

(b) The interest rates on floating rate securities, shown as of June 30, 2002, may change daily or less frequently and are based on indices of market rates. For purposes of amortized cost valuation, the maturity dates of these securities are considered to be the effective maturities, based on the reset dates of the securities' variable rates.


SEE NOTES TO FINANCIAL STATEMENTS

SELECTED FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
At June 30, 2002 (Unaudited)

--------------------------------------------------------------------------------------------------------------------------
                                                                                               U.S.
                                                       SELECTED            SELECTED         GOVERNMENT          DAILY
                                                       AMERICAN             SPECIAL           INCOME         GOVERNMENT
                                                        SHARES              SHARES             FUND             FUND
                                                    ---------------     --------------   --------------     --------------
ASSETS:
   Investments in securities, at value * (see
     accompanying Schedules of Investments)
     Unaffiliated companies......................   $ 4,783,696,185     $   70,042,648   $    4,362,814     $  112,407,215
     Affiliated companies........................        88,244,464              -                -                 -
   Collateral for securities loaned (Note 7).....        10,024,165              -                -                 -
   Cash..........................................           207,859             12,359            3,071             12,670
   Receivables:
     Dividends and interest......................         6,823,239             31,533           38,741            659,252
     Capital stock sold..........................         4,831,036             48,450           39,337              9,740
     Investment securities sold..................         5,362,625          1,102,950            -                 -
     Due from adviser............................            -                   -                3,604             -
   Other assets..................................            46,061                180            -                 -
   Prepaid expenses.............................             78,850              6,934            5,145             10,200
                                                    ---------------     --------------   --------------     --------------
         Total assets............................     4,899,314,484         71,245,054        4,452,712        113,099,077
                                                    ---------------     --------------   --------------     --------------
LIABILITIES:

   Return of collateral for securities loaned
     (Note 7)....................................        10,024,165              -                -                 -
   Payables:
     Capital stock reacquired....................         9,505,023              4,406            8,637             95,421
     Investment securities purchased.............        13,813,287          1,622,026            -                 -
   Accrued expenses..............................         4,979,462             94,054            6,199             75,618
   Distributions payable.........................            -                   -                5,612             66,843
                                                    ---------------     --------------   --------------     --------------
         Total liabilities.......................        38,321,937          1,720,486           20,448            237,882
                                                    ---------------     --------------   --------------     --------------

NET ASSETS ......................................   $ 4,860,992,547     $   69,524,568   $    4,432,264     $  112,861,195
                                                    ===============     ==============   ==============     ==============

SHARES OUTSTANDING (NOTE 5)......................       175,547,210          7,133,571          493,433        112,861,195
                                                    ===============     ==============   ==============     ==============

NET ASSET VALUE, offering and
     redemption price per share (Net
     Assets / Shares Outstanding)................       $     27.69         $     9.75       $     8.98         $     1.00
                                                        ===========         ==========       ==========         ==========

NET ASSETS CONSIST OF:
   Par value of shares of capital stock..........   $   219,434,013     $    1,783,393   $       49,343     $   11,286,120
   Additional paid-in capital....................     4,478,618,049         60,804,457        4,352,312        101,575,075
   Undistributed net investment income (loss)....        13,193,548           (193,330)           -                 -
   Accumulated net realized losses from
     investments and foreign currency
     transactions ...............................      (238,581,565)          (191,496)         (65,875)            -
   Net unrealized appreciation on investments....       388,328,502          7,321,544           96,484             -
                                                    ---------------     --------------   --------------     --------------
                                                    $ 4,860,992,547     $   69,524,568   $    4,432,264     $  112,861,195
                                                    ===============     ==============   ==============     ==============

* Including repurchase agreements of $479,598,000, $788,000, $617,000 and $23,229,000 for Selected American Shares, Selected Special Shares, Selected U.S. Government Income Fund and Selected Daily Government Fund, respectively, and cost of $4,483,658,208, $62,721,284, $4,266,330 and $112,407,215 for Selected
American Shares, Selected Special Shares, Selected U.S. Government Income Fund and Selected Daily Government Fund, respectively. Securities valued at $9,636,600 were on loan from Selected American Shares.

SEE NOTES TO FINANCIAL STATEMENTS

SELECTED FUNDS
STATEMENTS OF OPERATIONS
For the six months ended June 30, 2002 (Unaudited)

--------------------------------------------------------------------------------------------------------------------------
                                                                                                U.S.
                                                         SELECTED            SELECTED        GOVERNMENT          DAILY
                                                         AMERICAN            SPECIAL            INCOME        GOVERNMENT
                                                          SHARES              SHARES             FUND            FUND
                                                      ---------------    ---------------   ---------------    ------------
INVESTMENT INCOME (LOSS):
Income:
   Dividends
     Unaffiliated companies*......................    $    32,273,502    $       228,299   $       -          $      -
     Affiliated companies.........................          1,756,979            -                 -                 -
   Interest.......................................          4,356,926             18,936           106,097       1,198,874
   Security lending fees..........................             55,802           -                  -                 -
                                                      ---------------    ---------------   ---------------    ------------
       Total income...............................         38,443,209            247,235           106,097       1,198,874
                                                      ---------------    ---------------   ---------------    ------------
Expenses:
   Management fees (Note 2).......................         14,776,247            237,073             6,017         166,214
   Custodian fees.................................            415,528             10,675             5,560           9,801
   Transfer agent fees............................          2,152,427             51,508             5,663          26,005
   Audit fees.....................................             22,800              7,200             3,600           6,000
   Legal fees.....................................             29,650              2,465                84           2,544
   Reports to shareholders........................            476,807              4,817               340           6,598
   Directors' fees and expenses...................            124,178              2,494               106           3,252
   Registration and filing fees...................             83,344             10,518             6,748          12,020
   Miscellaneous..................................             80,586              5,571             3,746           1,119
   Payments under distribution plan (Note 3)......          6,639,067             91,182             5,014         138,512
                                                      ---------------    ---------------   ---------------    ------------
       Total expenses.............................         24,800,634            423,503            36,878         372,065
       Expenses paid indirectly (Note 6)..........           (210,298)               (18)              (28)            (47)
       Reimbursement of expenses by
         adviser (Note 2).........................             -                -                  (10,792)          -
                                                      --------------     ---------------   ---------------    ------------
       Net expenses...............................         24,590,336            423,485            26,058         372,018
                                                      ---------------    ---------------   ---------------    ------------
       Net investment income (loss)...............         13,852,873           (176,250)           80,039         826,856
                                                      ---------------    ---------------   ---------------    ------------

REALIZED  AND  UNREALIZED
GAIN (LOSS) ON INVESTMENTS:

   Net realized gain (loss) from:
     Investment transactions......................       (168,418,038)          (485,057)           21,596           -
     Foreign currency transactions................           (480,743)            (1,550)          -                 -
   Net increase (decrease) in unrealized
     appreciation of investments
     during the period............................       (430,982,060)        (4,775,696)           29,215           -
                                                      ---------------    ---------------   ----------------   ------------
   Net realized and unrealized gain (loss) on
     investments and foreign currency.............       (599,880,841)        (5,262,303)           50,811           -
                                                      ---------------    ---------------   ---------------    ------------
     Net increase (decrease) in net assets
       resulting from operations..................    $  (586,027,968)   $    (5,438,553)  $       130,850    $    826,856
                                                      ===============    ===============   ===============    ============

   * Net of foreign taxes withheld as follows.....            511,793              2,441           -                 -

SEE NOTES TO FINANCIAL STATEMENTS

SELECTED FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
For the six months ended June 30, 2002 (Unaudited)

----------------------------------------------------------------------------------------------------------------------
                                                                                           U.S.
                                                     SELECTED          SELECTED         GOVERNMENT          DAILY
                                                     AMERICAN           SPECIAL           INCOME         GOVERNMENT
                                                      SHARES            SHARES             FUND             FUND
                                                 ----------------  ---------------   ---------------- ----------------
OPERATIONS:
    Net investment income (loss)................ $     13,852,873  $      (176,250)  $         80,039 $       826,856
    Net realized gain (loss) from
      investments and foreign currency
      transactions..............................     (168,898,781)        (486,607)            21,596           -
    Net increase (decrease) in unrealized
      appreciation of investments...............     (430,982,060)      (4,775,696)            29,215           -
                                                 ----------------  ---------------   ---------------- ----------------
    Net increase (decrease) in net
      assets resulting from operations..........     (586,027,968)      (5,438,553)           130,850         826,856

DIVIDENDS AND DISTRIBUTIONS
    TO SHAREHOLDERS FROM:
    Net investment income.......................          -                 -                 (80,039)       (826,856)

CAPITAL SHARE TRANSACTIONS
    (NOTE 5)....................................     (117,961,060)       1,871,524            404,666         481,184
                                                 ----------------  ---------------   ---------------- ---------------

Total increase (decrease) in net assets.........     (703,989,028)      (3,567,029)           455,477         481,184

NET ASSETS:
    Beginning of period.........................    5,564,981,575       73,091,597          3,976,787     112,380,011
                                                 ----------------  ---------------   ---------------- ---------------
    End of period (including undistributed net
      investment income (loss) of
      $13,193,548 and $(193,330) for Selected
      American Shares and Selected Special
      Shares, respectively)..................... $  4,860,992,547  $    69,524,568   $      4,432,264 $   112,861,195
                                                 ================  ===============   ================ ===============















SEE NOTES TO FINANCIAL STATEMENTS

SELECTED FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
For the year ended December 31, 2001

---------------------------------------------------------------------------------------------------------------------
                                                                                           U.S.
                                                     SELECTED          SELECTED         GOVERNMENT          DAILY
                                                     AMERICAN           SPECIAL           INCOME         GOVERNMENT
                                                      SHARES            SHARES             FUND             FUND
                                                 ----------------  ---------------   ---------------- ---------------
OPERATIONS:
    Net investment income (loss)................ $     25,333,202  $      (159,853)  $        167,703 $     4,333,753
    Net realized gain (loss) from
      investments and foreign currency
      transactions..............................      (70,228,446)       4,132,004             68,192           -
    Net decrease in unrealized
      appreciation of investments...............     (649,228,458)     (16,925,020)           (30,897)          -
                                                 ----------------  ---------------   ---------------- ---------------
    Net increase (decrease) in net
      assets resulting from operations..........     (694,123,702)     (12,952,869)           204,998       4,333,753

DIVIDENDS AND DISTRIBUTIONS
    TO SHAREHOLDERS FROM:
    Net investment income.......................      (25,012,866)          -                (167,703)     (4,333,753)
    Realized gains from investment
      transactions..............................      (41,713,358)      (8,234,942)              -              -
    Distribution in excess of net
      investment income.........................         (908,709)          -                    -              -

CAPITAL SHARE TRANSACTIONS
    (NOTE 5)....................................      619,753,050         (942,424)           211,429     (17,746,087)
                                                 ----------------  ---------------   ---------------- ---------------

Total increase (decrease) in net assets.........     (142,005,585)     (22,130,235)           248,724     (17,746,087)

NET ASSETS:
    Beginning of year...........................    5,706,987,160       95,221,832          3,728,063     130,126,098
                                                 ----------------  ---------------   ---------------- ---------------
    End of year (including undistributed net
      investment loss of $659,325 and $17,080
      for Selected American Shares and Selected
      Special Shares, respectively)............. $  5,564,981,575  $    73,091,597   $      3,976,787 $   112,380,011
                                                 ================  ===============   ================ ===============









SEE NOTES TO FINANCIAL STATEMENTS

SELECTED FUNDS
NOTES TO FINANCIAL STATEMENTS
June 30, 2002 (Unaudited)
-------------------------------------------------------------------------------
NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    The Selected Funds (the Funds) consist of Selected American Shares, Inc., (American Shares, Inc.), Selected Special Shares, Inc., (Special Shares, Inc.), and the Selected Capital Preservation Trust (the Trust). The Trust operates as a series fund, consisting of the U.S. Government Income Fund and Daily Government Fund. The Funds and Trust are registered under the Investment Company Act of 1940, as amended, as diversified, open-end management investment companies. The Trust accounts separately for the assets, liabilities and operations of each series. The following is a summary of significant accounting policies followed by the Funds in the preparation of financial statements.

    American Shares, Inc. and Special Shares, Inc. are diversified, professionally managed stock-oriented funds.

    Selected U.S. Government Income Fund (U.S. Government Income) seeks to obtain current income consistent with preservation of capital by investing primarily in debt obligations of the U.S. Government, its agencies or instrumentalities.

    Selected Daily Government Fund (Daily Government) seeks to provide a high level of current income from short-term money market securities consistent with prudent investment management, preservation of capital and maintenance of liquidity. It invests in U.S. Government Securities and repurchase agreements in respect thereto.

    An investment in any of the Funds, as with any mutual fund, includes risks that vary depending upon the fund's investment objectives and policies. There is no assurance that the investment objective of any fund will be achieved. A fund's return and net asset value will fluctuate, although Daily Government seeks to maintain a net asset value of $1.00 per share.

A. VALUATION OF SECURITIES - Securities listed on national securities exchanges are valued at the last reported sales price on the day of valuation. Securities traded in the over the counter market and listed securities for which no sale was reported on that date are stated at the last quoted bid price. Securities for which market quotations are not readily available are valued at fair value as determined by the Boards of Directors/Trustees. The Daily Government Fund uses the amortized cost method of valuing investment securities, which represents fair value as determined by the Board of Trustees. These valuation procedures are reviewed and subject to approval by the Board of Directors/Trustees.

B. CURRENCY TRANSLATION - The market values of all assets and liabilities denominated in foreign currencies are recorded in the financial statements after translation to the U.S. dollar based upon the mean between the bid and offered quotations of the currencies against U.S. dollars on the date of valuation. The cost basis of such assets and liabilities is determined based upon historical exchange rates. Income and expenses are translated at average exchange rates in effect as accrued or incurred.

C. FOREIGN CURRENCY - The Funds may enter into forward purchases or sales of foreign currencies to hedge certain foreign currency denominated assets and liabilities against declines in market value relative to the U.S. dollar. Forward currency contracts are marked-to-market daily and the change in market value is recorded by the Funds as an unrealized gain or loss. When the forward currency contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the forward currency contract at the time it was opened and value at the time it was closed. Investments in forward currency contracts may expose the Funds to risks resulting from unanticipated movements in foreign currency exchange rates or failure of the counter-party to the agreement to perform in accordance with the terms of the contract.

SELECTED FUNDS
NOTES TO FINANCIAL STATEMENTS - (Continued)
June 30, 2002 (Unaudited)

-------------------------------------------------------------------------------
NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - (Continued)

    Reported net realized foreign exchange gains or losses arise from the sales and maturities of investments, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds' books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. The Funds include foreign currency gains and losses realized on the sale of investments together with market gains and losses on such investments in the statement of operations.

D. FEDERAL INCOME TAXES - It is each Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no provision for federal income or excise tax is required. At June 30, 2002, Selected American Shares had approximately $69,682,800 of capital loss carryovers and post October losses available to offset future capital gains, if any, which expire between 2009 and 2010. At June 30, 2002, Selected U.S. Government Income Fund had approximately $87,400 of capital loss carryovers and post October losses available to offset future capital gains which expire between 2007 and 2010.

E. USE OF ESTIMATES IN FINANCIAL STATEMENTS - In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

F. SECURITIES TRANSACTIONS AND RELATED INVESTMENT INCOME - Securities transactions are accounted for on the trade date (date the order to buy or sell is executed) with realized gain or loss on the sale of securities being determined based upon identified cost. Dividend income is recorded on the ex-dividend date. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

G. DIRECTORS/TRUSTEES FEES AND EXPENSES - The Funds have adopted a non-funded retirement plan for the Funds' independent Directors/Trustees. Benefits are based upon years of service and fees paid to each Director/Trustee during the years of service. During the six months ended June 30, 2002, for Selected American Shares, Selected Special Shares, Selected U.S. Government Income and Selected Daily Government credits (debits) of $24,146, $1,021, $(38) and $(745), respectively were made for the projected benefit obligations, resulting in an accumulated liability of $609,411, $14,777, $413 and $7,648, respectively.

    The Board of Directors/Trustees has adopted a deferred compensation plan for independent Directors/Trustees that enables Directors/Trustees to elect to defer receipt of all for a portion of annual fees they are entitled to receive from Selected American Shares and Selected Special Shares. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the Director/Trustee in shares of one or more Selected funds selected by the Director/Trustee. The amount paid to the Director/Trustee under the plan will be determined based upon the performance of the selected funds. Deferral of Director/Trustees' fees under the plan will not affect the net assets of the Funds, and will not materially affect the Fund's assets, liabilities or net income per share.

SELECTED FUNDS
NOTES TO FINANCIAL STATEMENTS - (Continued)
June 30, 2002 (Unaudited)

-------------------------------------------------------------------------------
NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - (Continued)

H. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions to shareholders are recorded on the ex-dividend date. The character of the distributions made during the year from net investment income may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which income or gain was recorded by the Funds. The Funds adjust the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations.

NOTE 2 - INVESTMENT ADVISORY FEES

    Advisory fees are paid monthly to Davis Selected Advisers, L.P. (the "Adviser"), the Fund's investment adviser. The rate for Selected American Shares is 0.65% on the first $500 million of average net assets, 0.60% of the average net assets on the next $500 million, 0.55% of the average net assets on the next $2 billion, 0.54% of the average net assets on the next $1 billion, 0.53% of the average net assets on the next the next $1 billion, 0.52% of the average net assets on the next $1 billion, 0.51% of the average net assets on the next $1 billion and 0.50% of the average net assets in excess of $7 billion. Until June 1, 2001, the rate for Special Shares, Inc. was 0.70% on the first $50 million of average net assets, 0.675% on the next $100 million, 0.65% on the next $100 million and 0.60% of average net assets in excess of $250 million. Effective June 1, 2001 for Special Shares, the Adviser agreed to temporarily reduce the advisory fee to 0.65% on the first $250 million of average net assets and 0.60% of average net assets in excess of $250 million. The reduction in advisory fee for Special Shares amounted to $15,317 for the six months ended June 30, 2002. Advisory fees paid during the six months ended June 30, 2002, approximated 0.56% and 0.65% of average net assets for American Shares and Special Shares, respectively. The rate for both the U.S. Government Income Fund and the Daily Government Fund is 0.30% of average net assets.

    State Street Bank and Trust Company ("State Street Bank") is the Funds' primary transfer agent. The Adviser is also paid for certain transfer agent services. The fee paid to the Adviser for the six months ended June 30, 2002 was $90,238, $5,571, $353 and $1,946 for American Shares, Inc., Special Shares, Inc., U.S. Government Income and Daily Government Funds, respectively. Certain Directors/Trustees and officers of the Funds are also Directors/Trustees and officers of the general partner of the Adviser.

    The Adviser has agreed to reimburse the U.S. Government Income Fund for any Fund expenses in excess of 1.30% of average net assets.

    Davis Selected Advisers - NY, Inc. ("DSA-NY"), a wholly-owned subsidiary of the Adviser, acts as sub-adviser to the Funds. The Funds pay no fees directly to DSA-NY.

NOTE 3 - DISTRIBUTION

    For services under the distribution agreement, the Funds pay a fee of 0.25% of average daily net assets. For the six months ended June 30, 2002, American Shares, Inc., Special Shares, Inc., U.S. Government Income and Daily Government Funds incurred distribution services fees totaling $6,639,067, $91,182, $5,014 and $138,512, respectively.

NOTE 4 - PURCHASES AND SALES OF SECURITIES

    Purchases and sales of investment securities (excluding short-term securities) during the six months ended June 30, 2002 were as follows:

                                                AMERICAN               SPECIAL            U.S. GOVERNMENT
                                              SHARES, INC.          SHARES, INC.                INCOME
                                           ----------------       --------------           -------------
Cost of purchases........................  $    411,735,300       $   13,895,111           $  2,491,311
Proceeds of sales........................  $    679,304,570       $   11,581,376           $  1,814,880

SELECTED FUNDS
NOTES TO FINANCIAL STATEMENTS - (Continued)
June 30, 2002 (Unaudited)

-------------------------------------------------------------------------------

NOTE 5 - CAPITAL STOCK

    At June 30, 2002, there were 300 million shares of capital stock of American Shares, Inc. ($1.25 par value per share) authorized. At June 30, 2002, there were 50 million shares of capital stock of Special Shares, Inc. ($0.25 par value per share) authorized. At June 30, 2002, there were unlimited shares of capital stock of Selected Capital Preservation Trust ($0.10 par value per share) authorized. Transactions in capital stock were as follows:

                                                                        SIX  MONTHS ENDED
                                                                      JUNE 30, 2002 (UNAUDITED)
                                                 ------------------------------------------------------------------
                                                    AMERICAN          SPECIAL            U.S.
                                                     SHARES            SHARES         GOVERNMENT          DAILY
                                                      INC.               INC.           INCOME          GOVERNMENT
                                                 -------------      -------------    -------------    -------------
Shares sold ..................................      18,474,559          1,360,808          220,551        6,065,649
Shares issued in reinvestment of distributions            --                 --              7,667          848,372
                                                 -------------      -------------    -------------    -------------
                                                    18,474,559          1,360,808          228,218        6,914,021
Shares redeemed ..............................     (22,504,960)        (1,191,657)        (183,473)      (6,432,837)
                                                 -------------      -------------    -------------    -------------
      Net increase (decrease) ................      (4,030,401)           169,151           44,745          481,184
                                                 =============      =============    =============    =============

Proceeds from shares sold ....................   $ 554,741,300      $  14,267,720    $   1,967,102    $   6,065,649
Proceeds from shares issued in
    reinvestment of distributions ............            --                 --             68,228          848,372
                                                 -------------      -------------    -------------    -------------
                                                   554,741,300         14,267,720        2,035,330        6,914,021
Cost of shares redeemed ......................    (672,702,360)       (12,396,196)      (1,630,664)      (6,432,837)
                                                 -------------      -------------    -------------    -------------
      Net increase (decrease) ................   $(117,961,060)     $   1,871,524    $     404,666    $     481,184
                                                 =============      =============    =============    =============



                                                                                YEAR ENDED
                                                                             DECEMBER 31, 2001
                                                 --------------------------------------------------------------------------
                                                      AMERICAN         SPECIAL              U.S.
                                                       SHARES          SHARES            GOVERNMENT             DAILY
                                                        INC.             INC.               INCOME            GOVERNMENT
                                                 ---------------     ---------------    ---------------    ---------------
Shares sold ..................................        55,518,263           3,430,572             75,932         13,406,974
Shares issued in reinvestment of distributions         2,156,102             700,109             16,215          4,519,037
                                                 ---------------     ---------------    ---------------    ---------------
                                                      57,674,365           4,130,681             92,147         17,926,011
Shares redeemed ..............................       (39,635,892)         (4,128,372)           (68,790)       (35,672,098)
                                                 ---------------     ---------------    ---------------    ---------------
      Net increase (decrease) ................        18,038,473               2,309             23,357        (17,746,087)
                                                 ===============     ===============    ===============    ===============

Proceeds from shares sold ....................   $ 1,789,519,719     $    40,663,770    $       675,802    $    13,406,974
Proceeds from shares issued in
    reinvestment of distributions ............        65,239,683           7,581,353            143,189          4,519,037
                                                 ---------------     ---------------    ---------------    ---------------
                                                   1,854,759,402          48,245,123            818,991         17,926,011
Cost of shares redeemed ......................    (1,235,006,352)        (49,187,547)          (607,562)       (35,672,098)
                                                 ---------------     ---------------    ---------------    ---------------
      Net increase (decrease) ................   $   619,753,050     $      (942,424)   $       211,429    $   (17,746,087)
                                                 ===============     ===============    ===============    ===============

SELECTED FUNDS
NOTES TO FINANCIAL STATEMENTS - (Continued)
June 30, 2002 (Unaudited)

-------------------------------------------------------------------------------

NOTE 6 - EXPENSES PAID INDIRECTLY

    Under an agreement with the custodian bank, each Fund's custodian fees are reduced for earnings on cash balances maintained at the custodian by the Funds. During the six months ended June 30, 2002, such reductions amounted to $389, $18, $28 and $47 for American Shares, Inc., Special Shares, Inc., U.S. Government Income and Daily Government, respectively.

    Selected American Shares has entered into agreements with certain brokers whereby the Fund's operating expenses are reduced by commissions paid to such brokers. During the six months ended June 30, 2002 the reduction amounted to $209,909.

NOTE 7 - SECURITIES LOANED

    American Shares, Inc. (the "Fund") has entered into a securities lending arrangement with PaineWebber, Inc. Under the terms of the agreement, the Fund receives fee income from lending transactions; in exchange for such fees, PaineWebber, Inc. is authorized to loan securities on behalf of the Fund, against receipt of collateral at least equal to the value of the securities loaned. Cash collateral is invested by the Adviser in money market instruments. As of June 30, 2002, the Fund had on loan securities valued at $9,636,600; cash of $10,024,165 was received as collateral for the loans and has been invested in approved instruments. The Fund bears the risk of any deficiency in the amount of the collateral available for return to a borrower due to a loss in an approved investment.

SELECTED FUNDS
FINANCIAL HIGHLIGHTS
SELECTED AMERICAN SHARES, INC.

--------------------------------------------------------------------------------

The following financial information represents selected data for each share of capital stock outstanding throughout each period:


                                          SIX MONTHS
                                             ENDED                        YEAR ENDED DECEMBER 31,
                                         JUNE 30, 2002  ----------------------------------------------------------------
                                          (UNAUDITED)       2001           2000          1999           1998        1997
                                          -----------       ----           ----          ----           ----        ----
Net Asset Value, Beginning of Period....  $    30.99    $    35.33     $    35.80     $    31.16    $    27.18   $   21.53
                                          ----------    ----------     ----------     ----------    ----------   ---------

Income (Loss) From Investment Operations
 Net Investment Income..................         .08           .14            .15            .15           .15         .16
 Net Realized and Unrealized
    Gains (Losses)......................       (3.38)        (4.10)          2.98           6.08          4.24        7.72
                                          ----------    ----------     ----------     ----------    ----------   ---------
    Total From Investment Operations....       (3.30)        (3.96)          3.13           6.23          4.39        7.88

Dividends and  Distributions
 Dividends from Net Investment Income...         -            (.14)          (.14)          (.15)         (.15)       (.17)
 Distributions from Realized Gains......         -            (.24)         (3.46)         (1.44)         (.26)      (2.05)
 Dividends in Excess of Net
    Investment Income...................         -             -  (4)         -              -             -          (.01)
                                          ----------    ----------     ----------     ----------    ----------   ---------
    Total Dividends and Distributions...         -            (.38)         (3.60)         (1.59)         (.41)      (2.23)
                                          ----------    ----------     ----------     ----------    ----------   ---------

Net Asset Value, End of Period..........  $    27.69    $    30.99     $    35.33     $    35.80    $    31.16   $   27.18
                                          ==========    ==========     ==========     ==========    ==========   =========

Total Return(1).........................    (10.65)%      (11.17)%          9.33%         20.32%        16.27%      37.25%


Ratios/Supplemental Data
 Net Assets, End of Period
    (000,000 omitted)...................      $4,861        $5,565         $5,707         $3,704        $2,906      $2,222
 Ratio of Expenses to Average Net Assets       .93%*         .94%(3)         .92%           .93%          .94%        .96%
 Ratio of Net Investment Income to
    Average Net Assets..................       .52%*          .45%           .52%           .24%          .52%        .62%
 Portfolio Turnover Rate(2).............          8%           20%            22%            21%           20%         26%


(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one year.

(2) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

(3) Ratio of expenses to average net assets after the reduction of expenses paid indirectly was .93% for 2001.

(4)  Less than $0.005 per share.

*    Annualized


SEE NOTES TO FINANCIAL STATEMENTS

SELECTED FUNDS
FINANCIAL HIGHLIGHTS
SELECTED SPECIAL SHARES, INC.

--------------------------------------------------------------------------------

The following financial information represents selected data for each share of capital stock outstanding throughout each period:

                                            SIX MONTHS
                                               ENDED                      YEAR ENDED DECEMBER 31,
                                           JUNE 30, 2002 ---------------------------------------------------------------
                                            (UNAUDITED)      2001         2000         1999            1998       1997
                                            -----------      ----         ----         ----            ----       ----
Net Asset Value, Beginning of Period.....   $    10.50   $    13.68     $    16.17   $    14.76     $    13.03   $   10.89
                                            ----------   ----------     ----------   ----------     ----------   ---------

Income (Loss) From Investment Operations
 Net Investment Loss.....................         (.02)        (.02)           -           (.09)          (.08)       (.07)
  Net Realized and Unrealized
      Gains (Losses).....................         (.73)       (1.95)          (.25)        2.47           3.14        2.83
                                            ----------   ----------     ----------   ----------     ----------   ---------
    Total From Investment Operations.....         (.75)       (1.97)          (.25)        2.38           3.06        2.76

Dividends and Distributions
 Distributions from Realized Gains.......           -         (1.21)         (2.24)        (.97)         (1.33)       (.62)
 Return of Capital.......................           -            -              -            -  (1)         -           -
                                            ----------   ----------     ----------   ----------     ----------   ----------
    Total Dividends and Distributions....           -         (1.21)         (2.24)        (.97)         (1.33)       (.62)
                                            ----------   ----------     ----------   ----------     ----------   ---------

Net Asset Value, End of Period...........   $     9.75   $    10.50     $    13.68   $    16.17     $    14.76   $   13.03
                                            ==========   ==========     ==========   ==========     ==========   =========

Total Return(2)..........................
                                               (7.14)%     (14.41)%        (1.10)%       16.83%          24.52%     26.91%

Ratios/Supplemental Data
 Net Assets, End of Period (000 omitted).       $69,525      $73,092        $95,222     $107,592        $94,644   $74,930
                                               1.16%*(4)      1.15%(4)        1.15%        1.17%        1.26%(3)     1.28%
 Ratio of Expenses to Average Net Assets.
 Ratio of Net Investment Loss to
    Average Net Assets ..................       (.48)%*       (.20)%         (.25)%       (.59)%        (.58)%      (.60)%
 Portfolio Turnover Rate(5)..............          16%          117%            35%         44%           41%         51%



(1)  Less than $0.005 per share.

(2) Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one year.

(3) Ratio of expenses to average net assets after the reduction of expenses paid indirectly was 1.25% for 1998.

(4) Had the Adviser not absorbed certain expenses, the ratio of expenses to average net assets for the six months ended June 30, 2002 and the year ended December 31, 2001 would have been 1.20% and 1.18%, respectively.

(5) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

*    Annualized

SEE NOTES TO FINANCIAL STATEMENTS

SELECTED FUNDS
FINANCIAL HIGHLIGHTS
SELECTED U.S. GOVERNMENT INCOME FUND

--------------------------------------------------------------------------------

The following financial information represents selected data for each share of capital stock outstanding throughout each period:



                                           SIX MONTHS
                                              ENDED                             YEAR ENDED DECEMBER 31,
                                          JUNE 30, 2002  -------------------------------------------------------------------
                                           (UNAUDITED)        2001         2000          1999         1998           1997
                                           -----------        ----         ----          ----         ----           ----
Net Asset Value, Beginning of Period .....   $ 8.86         $ 8.77       $ 8.37        $ 9.04       $ 9.01         $ 8.90
                                             ------         ------       ------        ------       ------         ------

Income (Loss) From Investment Operations
  Net Investment Income ..................      .18            .40          .44           .45          .47            .51
  Net Realized and Unrealized
      Gains (Losses) .....................      .12            .09          .40          (.62)         .06            .11
                                             ------         ------       ------        ------       ------         ------
    Total From Investment Operations .....      .30            .49          .84          (.17)         .53            .62

Dividends and Distributions
 Dividends from Net Investment Income ....     (.18)          (.40)        (.44)         (.45)        (.47)          (.51)
 Distributions from Realized Gains .......      --             --           --           (.05)        (.03)           --
                                             ------         ------       ------        ------       ------         ------
    Total Dividends and Distributions ....     (.18)          (.40)        (.44)         (.50)        (.50)          (.51)
                                             ------         ------       ------        ------       ------         ------

Net Asset Value, End of Period ...........   $ 8.98         $ 8.86       $ 8.77        $ 8.37       $ 9.04         $ 9.01
                                             ======         ======       ======        ======       ======         ======

Total Return(1)...........................     3.38%          5.71%       10.37%        (1.97)%       5.90%          7.32%

Ratios/Supplemental Data
 Net Assets, End of Period (000 omitted)..   $4,432         $3,977       $3,728        $4,413       $6,237         $5,962
 Ratio of Expenses to Average Net Assets       1.30%*(2)      1.30%(2)     1.21%(2)      1.28%(2)     1.52%(2,3)     1.50%(2)
 Ratio of Net Investment Income to
    Average Net Assets ...................     3.99%*         4.49%        5.21%         5.15%       5.17%           5.79%
 Portfolio Turnover Rate(4)...............       50%            67%          85%          134%         36%             16%

(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one year.

(2) Had the Adviser not absorbed certain expenses, the ratio of expenses to average net assets for the six months ended June 30, 2002 and the years ended December 31, 2001, 2000, 1999, 1998, and 1997 would have been 1.84%,
     1.84%, 2.04%, 1.61%, 1.62% and 1.60%, respectively.

(3) Ratio of expenses to average net assets after the reduction of expenses paid indirectly was 1.50% for 1998.

(4) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

*    Annualized



SEE NOTES TO FINANCIAL STATEMENTS

SELECTED FUNDS
FINANCIAL HIGHLIGHTS
SELECTED DAILY GOVERNMENT FUND

--------------------------------------------------------------------------------

The following financial information represents selected data for each share of capital stock outstanding throughout each period:

                                          SIX MONTHS
                                             ENDED                         YEAR ENDED DECEMBER 31,
                                         JUNE 30, 2002 --------------------------------------------------------------
                                          (UNAUDITED)      2001         2000         1999         1998        1997
                                          -----------      ----         ----         ----         ----        ----
Net Asset Value, Beginning of Period....  $    1.000   $    1.000   $    1.000   $    1.000    $    1.000  $    1.000
                                          ----------   ----------   ----------   ----------    ----------  ----------

Income From Investment Operations
 Net Investment Income..................        .007         .037         .056         .044          .047        .048

Dividends and Distributions
 Dividends from Net Investment Income...       (.007)       (.037)       (.056)       (.044)        (.047)      (.048)
                                          ----------   ----------   ----------   ----------    ----------  ----------

Net Asset Value, End of Period..........  $    1.000   $    1.000   $    1.000   $    1.000    $    1.000  $    1.000
                                          ==========   ==========   ==========   ==========    ==========  ==========

Total Return(1).........................      0.74%        3.73%        5.80%        4.48%         4.85%       4.91%

Ratios/Supplemental Data
  Net Assets, End of Period (000 omitted) $  112,861   $  112,380   $  130,126   $  131,342    $  126,203  $  117,471

  Ratio of Expenses to Average Net Assets      .67%*         .66%         .67%         .68%          .71%         .70%
  Ratio of Net Investment Income
    to Average Net Assets...............      1.49%*        3.73%        5.68%        4.44%         4.74%        4.80%


(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one year.

*   Annualized















SEE NOTES TO FINANCIAL STATEMENTS

SELECTED FUNDS
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706

-------------------------------------------------------------------------------

                                    DIRECTORS

For the purposes of their service as directors to the Selected Funds, the business address for each of the directors is 2949 E. Elvira Road, Suite 101, Tucson, AZ 85706. Each Director serves until the age of 75, or until his or her resignation, death or removal.

                                                                                 NUMBER OF
                                   TERM OF                                       PORTFOLIOS IN
                                   OFFICE AND                                    FUND COMPLEX    OTHER
                   POSITION(S)     LENGTH OF    PRINCIPAL OCCUPATION(S) DURING   OVERSEEN BY     DIRECTORSHIPS
NAME AND AGE       HELD WITH FUND  TIME SERVED  PAST FIVE YEARS                  DIRECTOR        HELD BY DIRECTOR
------------------ --------------- ------------ -------------------------------- --------------- ------------------------
INDEPENDENT DIRECTORS

WILLIAM P. BARR    Director        director     Executive Vice President and           4         None stated
(born 5/23/50)                     since 1994   General Counsel, Verizon
                                                (formerly GTE Corporation before
                                                it merged with Bell Atlantic)
                                                since July 1994; Attorney
                                                General of the United States
                                                from August 1991 to January
                                                1993; Deputy Attorney General
                                                from May 1990 to August 1991;
                                                Assistant Attorney General from
                                                April 1989 to May 1990; Partner
                                                with the law firm of Shaw,
                                                Pittman, Potts & Trowbridge from
                                                1984 to April 1989 and January
                                                1993 to August 1994.


FLOYD A. BROWN     Director        director     Retired staff announcer and            4         None stated
(born 11/5/30)                     since 1975   program host for WGN Radio and
                                                Television, Chicago, Illinois;
                                                sole proprietor of the The Floyd
                                                Brown Co., Elgin, Illinois
                                                (advertising, media production
                                                and mass media marketing).


JEROME E. HASS     Director        director     Professor of Finance and               4         None stated
(born 6/1/40)                      since 1997   Business Strategy, Johnson
                                                Graduate School of Management,
                                                Cornell University; Consultant,
                                                National Economic Research
                                                Associates; former Chief of
                                                Division of Economic Research of
                                                the Federal Power Commission and
                                                Special Assistant to James R.
                                                Schlesinger at the Executive
                                                Office of the President of the
                                                United States.


KATHERINE L.       Director        director     Vice President, International          4         None stated
MACWILLIAMS                        since 1997   Finance, Coors Brewing
(born                                           Company; former Treasurer,
1/19/56)                                        Coors Brewing Company and
                                                Adolph Coors Company; former
                                                Vice President of Capital
                                                Markets for UBS Securities in
                                                New York; former member of the
                                                Board of International Swaps and
                                                Derivatives Association, Inc.

SELECTED FUNDS
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706

-------------------------------------------------------------------------------

                              DIRECTORS - CONTINUED

                                                                                 NUMBER OF
                                   TERM OF                                       PORTFOLIOS IN
                                   OFFICE AND                                    FUND COMPLEX    OTHER
                   POSITION(S)     LENGTH OF    PRINCIPAL OCCUPATION(S) DURING   OVERSEEN BY     DIRECTORSHIPS
NAME AND AGE       HELD WITH FUND  TIME SERVED  PAST FIVE YEARS                  DIRECTOR        HELD BY DIRECTOR
------------------ --------------- ------------ -------------------------------- --------------- ------------------------
INDEPENDENT DIRECTORS - CONTINUED

JAMES J. MCMONAGLE Director/       director     Chairman of the Selected Funds         4         None stated
(born 10/1/44)     Chairman        since 1990   Board of Directors; Of Counsel
                                                to Vorys, Sater, Seymour and
                                                Pease LLP (law firm); Formerly
                                                Senior Vice President and
                                                General Counsel of University
                                                Hospitals Health System, Inc.
                                                and University Hospitals of
                                                Cleveland from 1990 to 2002;
                                                Judge of the Court of Common
                                                Pleas, Cuyahoga County, Ohio,
                                                from 1976 to 1990.

RICHARD O'BRIEN    Director        director     Retired Corporate Economist            4         Director and past
(born 9/12/45)                     since 1996   for Hewlett-Packard Company;                     President, Silicon
                                                former Chairman of the                           Valley Roundtable;
                                                Economic Advisory Council of                     former Director,
                                                the California Chamber of                        National
                                                Commerce.                                        Association of
                                                                                                 Business Economists.


DR. LARRY J.B.     Director        director     General Partner, Robinson              4         Director on many
ROBINSON                           since 1988   Investment Company; owned J.B.                   non-profit boards
(born 10/28/28)                                 Robinson Jewelers and radio                      including Cleveland
                                                stations; Former staff/faculty                   Orchestra.
                                                member at Harvard Business
                                                School and Case Western
                                                Reserve University; Economic
                                                development adviser in Bosnia;
                                                occasional foreign
                                                correspondent in Mideast and
                                                Balkans; management consultant
                                                in United States.


MARSHA WILLIAMS    Director        director     Executive Vice President and           16        Director of the
(born 3/28/51)                     since 1996   Chief Financial Officer of                       Davis Funds
                                                Equity Office Properties                         (consisting of 12
                                                Trust; former Chief                              portfolios);
                                                Administrative Officer of                        Director, Modine
                                                Crate & Barrel; former Vice                      Manufacturing,
                                                President and Treasurer, Amoco                   Inc.; Director,
                                                Corporation.                                     Chicago Bridge &
                                                                                                 Iron Company, M.V.

SELECTED FUNDS
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706

--------------------------------------------------------------------------------

                              DIRECTORS - CONTINUED

                                                                                 NUMBER OF
                                   TERM OF                                       PORTFOLIOS IN
                                   OFFICE AND                                    FUND COMPLEX    OTHER
                   POSITION(S)     LENGTH OF    PRINCIPAL OCCUPATION(S) DURING   OVERSEEN BY     DIRECTORSHIPS
NAME AND AGE       HELD WITH FUND  TIME SERVED  PAST FIVE YEARS                  DIRECTOR        HELD BY DIRECTOR
------------------ --------------- ------------ -------------------------------- --------------- ------------------------
INSIDE DIRECTORS*

ANDREW A. DAVIS    Director        director     President or Vice President of         16        Director of the Davis
(born 6/25/63)                     since 1998   each Selected Fund and Davis                     Funds (consisting of
                                                Fund; President, Davis                           12 portfolios).
                                                Selected Advisers, L.P., and
                                                also serves as an executive
                                                officer in certain companies
                                                affiliated with the Adviser.

CHRISTOPHER C.     Director        director     Chief Executive Officer,               16        Director of the
DAVIS                              since 1998   President or Vice President of                   Davis Funds
(born 7/13/65)                                  each Selected Fund and Davis                     (consisting of 12
                                                Fund; Chairman and Chief                         portfolios).
                                                Executive Officer, Davis
                                                Selected Advisers, L.P., and
                                                also serves as an executive
                                                officer in certain companies
                                                affiliated with the Adviser,
                                                including sole member of the
                                                Adviser's general partner,
                                                Davis Investments, LLC;
                                                Employee of Shelby Cullom
                                                Davis & Co., a registered
                                                broker/dealer.

* Andrew A. Davis and Christopher C. Davis own partnership units (directly, indirectly or both) of the Adviser and are considered to be "interested persons" of the Funds as defined in the Investment Company Act of 1940. Andrew A. Davis and Christopher C. Davis are brothers.

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












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












                 (This page has been left blank intentionally.)

                                    SELECTED
                                      FUNDS

                  2949 East Elvira Road, Tucson, Arizona 85706

--------------------------------------------------------------------------------

       DIRECTORS                           OFFICERS
       William P. Barr                     James J. McMonagle
       Floyd A. Brown                         Chairman
       Andrew A. Davis                     Christopher C. Davis
       Christopher C. Davis                   President - Selected American
       Jerome Hass                            Shares & Selected Special
       James J. McMonagle                     Shares, Vice President - Selected
       Katherine L. MacWilliams               U.S. Government Income Fund
       Richard O'Brien                        & Selected Daily Government
       Larry J.B. Robinson                    Fund
       Marsha Williams                     Creston A. King
                                              President - Selected U.S.
                                              Government Income Fund &
                                              Selected Daily Government
                                              Fund
                                           Andrew A. Davis
                                              Vice President
                                           Kenneth C. Eich
                                              Vice President
                                           Sharra L. Reed
                                              Vice President, Treasurer
                                              & Assistant Secretary
                                           Thomas D. Tays
                                              Vice President
                                              & Secretary
                                           Arthur Don
                                              Assistant Secretary

INVESTMENT ADVISER
Davis Selected Advisers, L.P.
2949 East Elvira Road, Suite 101
Tucson, Arizona  85706
(800) 243-1575

DISTRIBUTOR
Davis Distributors, LLC
2949 East Elvira Road, Suite 101
Tucson, Arizona  85706

TRANSFER AGENT & CUSTODIAN
State Street Bank and Trust Company
c/o Selected Funds
P.O. Box 8243
Boston, Massachusetts  02266-8243

AUDITORS
KPMG LLP
707 Seventeenth Street, Suite 2700
Denver, Colorado 80202

COUNSEL
D'Ancona & Pflaum, LLC
111 E. Wacker Drive
Chicago, Illinois  60601-4205


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FOR MORE INFORMATION ABOUT THE SELECTED FUNDS, INCLUDING MANAGEMENT FEE, CHARGES
AND EXPENSES, SEE THE CURRENT PROSPECTUS WHICH MUST PRECEDE OR ACCOMPANY THIS REPORT. THE FUNDS' STATEMENT OF ADDITIONAL INFORMATION CONTAINS ADDITIONAL INFORMATION ABOUT THE FUNDS' DIRECTORS AND IS AVAILABLE WITHOUT CHARGE UPON REQUEST BY CALLING 1-800-243-1575.

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

INVESTMENT ADVISER

Davis Selected Advisers, L.P.
2949 East Elvira Road, Suite 101
Tucson, AZ 85706

DISTRIBUTOR

Davis Distributors, LLC
2949 East Elvira Road, Suite 101
Tucson, AZ 85706

TRANSFER AGENT AND CUSTODIAN

State Street Bank & Trust Company
c/o Selected Funds
P.O. Box 8243
Boston, MA 02266-8243

LEGAL COUNSEL

D'Ancona & Pflaum
111 E. Wacker Dr., Suite 2800
Chicago, IL 60601-4205

AUDITORS

KPMG, LLP
707 Seventeenth Street, Suite 2300
Denver, CO 80202

800-243-1575

www.selectedfunds.com